INCLINE CAPITAL TREND FOLLOWING FUND
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137
1-866-994-5729

September 2, 2011

Dear Shareholder:

Enclosed please find several documents that are being furnished to you in connection with a Special Meeting of Shareholders (the “Meeting”) of Incline Capital Trend Following Fund (the “Acquired Fund”). The Acquired Fund is a series of Northern Lights Fund Trust (the “Acquired Trust”), an open-end investment company that is organized as a Delaware statutory trust. The Meeting will be held at the offices of the Acquired Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on September 23, 2011 at 10:00 am Eastern Time. We hope this material will receive your immediate attention.

At the Meeting, shareholders of the Acquired Fund will be asked to consider and approve the reorganization of the Acquired Fund into Highland Trend Following Fund (the “Acquiring Fund”), an open-end fund that is a series of Highland Funds II, a Massachusetts business trust. If shareholders of the Acquired Fund approve the proposed reorganization of the Acquired Fund and if the other conditions to the reorganization are satisfied, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. After these transfers, the Acquired Fund will be liquidated and dissolved.

While the reorganization will bring about some changes, we expect the proposed reorganization will offer you the following advantages:

Continued strength of fund management.  Oversight of the Acquiring Fund will be provided by the Board of Trustees of Highland Funds II, and overall management of the Acquiring Fund will be provided by Highland Funds Asset Management, L.P. (“HFAM” or the “Adviser”), which is the current adviser of the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis. Organized in February 2009, HFAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has approximately $1 billion in assets under management as of May 31, 2011. In addition, HFAM intends to hire Incline Capital, LLC (“Incline Capital”), which is the Acquired Fund’s current sub-adviser, appointed by the Board of the Acquired Trust on an interim basis, and prior to May 31, 2011 was the Acquired Fund’s investment adviser, to sub-advise the Acquiring Fund, or to otherwise manage the Acquiring Fund’s portfolio on a day-to-day basis subject to the approval of the Board of the Acquiring Trust. It is possible, however, that following the proposed reorganization, HFAM will hire Michiel Hurley, who is the managing member and sole owner of Incline Capital and currently serves as the Acquired Fund’s portfolio manager, as an employee of HFAM to manage the Acquiring Fund. Thus, in either event, the same portfolio manager who currently provides day-to-day management of the Acquired Fund will serve as the portfolio manager of the Acquiring Fund.

Lower gross operating expenses.  The Acquiring Fund is expected to incur lower gross operating expenses, and the same net operating expenses as the Acquired Fund; however, the distribution and/or service (12b-1) fees for the Class A shares of the Acquiring Fund are higher (0.35% of the Acquiring Fund’s average net assets attributable to such class) than the distribution and/or service (12b-1) fees for the Acquired Fund’s Class A shares (0.25% of the Acquired Fund’s average net asset attributable to such class). In addition, HFAM has agreed contractually to waive fees and absorb certain expenses of the Acquiring Fund in order to maintain the Acquiring Fund’s net operating expenses (exclusive of certain items) at the current level through May 31, 2012. Thereafter, such agreement may be terminated by HFAM upon 14 days’ notice to the Acquiring Fund.

Tax-free Reorganization.  The reorganization is intended to be tax-free for U.S. federal income tax purposes, meaning that neither the Acquired Fund nor shareholders of the Acquired Fund are expected to recognize a gain or loss directly as a result of the reorganization.

More information on the specific details and reasons for the Acquired Fund’s proposal is contained in the enclosed Combined Prospectus/Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.

THE BOARD OF TRUSTEES OF THE ACQUIRED TRUST HAS APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

We welcome your attendance at the Meeting. Your vote is important to us. If you are unable to attend the meeting in person, we urge you to vote your proxy by mail, phone or internet, as described on the enclosed proxy card, so your shares may be voted according to your instructions.

Sincerely,

/s/  R. Joseph Dougherty
R. Joseph Dougherty
President
Highland Funds Asset Management, L.P.

/s/  Michiel Hurley
Michiel Hurley
President and Chief Executive Officer
Incline Capital, LLC

INCLINE CAPITAL TREND FOLLOWING FUND
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137
1-866-994-5729

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 23, 2011

To Shareholders of Incline Capital Trend Following Fund:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of Incline Capital Trend Following Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust, a Delaware statutory trust, that will be held at the offices of the Acquired Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on September 23, 2011 at 10:00 am Eastern Time, to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization by and among Highland Funds II (the “Acquiring Trust”), on behalf of the Highland Trend Following Fund (the “Acquiring Fund”), Northern Lights Fund Trust (the “Acquired Trust”), on behalf of the Acquired Fund, and, for purposes of Section 9.2 only, Highland Funds Asset Management, L.P., which provides for the acquisition of the assets of the Acquired Fund in exchange for Class A shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Acquired Fund in connection with the reorganization.

2. Any other business that may properly come before the Meeting or any adjourned or postponed session of the Meeting.

The Board of Trustees of the Acquired Trust has fixed the close of business on August 4, 2011 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting and any adjourned or postponed session thereof.

The proposed reorganization is described in the attached Combined Prospectus/Proxy Statement and a form of the Agreement and Plan of Reorganization is attached as Appendix A to the Combined Prospectus/Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Acquired Trust. The Board of Trustees of the Acquired Trust unanimously recommends approval of this proposal.

By Order of the Board of Trustees,

/s/  James P. Ash
James P. Ash
Secretary

September 2, 2011

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card. Please vote as soon as possible to help avoid additional proxy solicitation costs and so that the Meeting may be held as scheduled.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

September 2, 2011

HIGHLAND FUNDS II Highland Trend Following Fund (the “Acquiring Fund”)	NORTHERN LIGHTS FUND TRUST Incline Capital Trend Following Fund (the “Acquired Fund”)
NexBank Tower 13455 Noel Road, Suite 800 Dallas, Texas 75240 1-972-628-4100	4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-866-994-5729

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement, including the attached appendices (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about September 2, 2011. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Fund and sets forth concisely information you should know before voting on the following proposal:

Proposal:	To be Voted on by Shareholders of:

1. Approval of the Agreement and Plan of Reorganization by Highland Funds II (the “Acquiring Trust”), on behalf of the Acquiring Fund, Northern Lights Fund Trust (the “Acquired Trust”), on behalf of the Acquired Fund, and, for purposes of Section 9.2 only, Highland Funds Asset Management, L.P., which provides for the acquisition of the assets of the Acquired Fund in exchange for Class A shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Acquired Fund in connection with the reorganization (the “Reorganization Proposal”).
Incline Capital Trend Following Fund
2. Any other business that may properly come before the meeting or any adjourned or postponed session of the Meeting.	Incline Capital Trend Following Fund

The Acquired Fund and Acquiring Fund may be referred to herein as the “Funds.”

This proposal will be considered by shareholders of the Acquired Fund at a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) that will be held at the offices of the Acquired Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788, on September 23, 2011 at 10:00 am Eastern Time. The Board of Trustees of the Acquired Trust recommends that shareholders approve the Reorganization Proposal.

The Agreement and Plan of Reorganization for the Acquired Fund provides for (1) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund and (2) the distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

It is contemplated that, as a result of the reorganization of the Acquired Fund, you will receive on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A shares of the Acquiring Fund that corresponds to the value of your share of the net assets of the Acquired Fund, as determined using the valuation policies and procedures of the Acquiring Trust, transferred to the Acquiring Fund on the closing date, which is expected to occur late in the third quarter or early in the fourth quarter of

2011 or such later date as the Acquiring Fund and Acquired Fund may agree. Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.” A proposed form of Agreement and Plan of Reorganization is enclosed with this Prospectus/Proxy Statement as Appendix A — Form of Agreement and Plan of Reorganization. Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

The Acquiring Trust is a registered open-end management investment company made up of multiple series of redeemable shares formed under the laws of The Commonwealth of Massachusetts. Each series is operated as a separate mutual fund. The Acquiring Fund is a series of the Acquiring Trust. The Acquired Fund is a series of the Acquired Trust, a Delaware statutory trust that is a registered open-end management investment company.

Highland Funds Asset Management, L.P. (“HFAM”), a Delaware limited partnership, will serve as the investment adviser to the Acquiring Fund and currently serves as investment adviser to the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis. Incline Capital, LLC (“Incline Capital”), a Nevada limited liability company, currently serves as the investment sub-adviser to the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, and prior to May 31, 2011, served as the Acquired Fund’s investment adviser. HFAM intends to hire Incline Capital to sub-advise the Acquiring Fund, or to otherwise manage the Acquiring Fund’s portfolio on a day-to-day basis subject to the approval of the Board of the Acquiring Trust. It is possible, however, that following the Reorganization, HFAM will hire Michiel Hurley, who is the managing member and sole owner of Incline Capital and currently serves as the Acquired Fund’s portfolio manager, as an employee of HFAM to manage the Acquiring Fund. In either event, following the Reorganization, the same portfolio manager who currently provides day-to-day investment advice to the Acquired Fund will continue to provide day-to-day investment advice to the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “Commission”) and are hereby incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated September 2, 2011, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”).

•	The Prospectus of Incline Capital Trend Following Fund, dated June 1, 2011, as supplemented.

•	The Statement of Additional Information of Incline Capital Trend Following Fund, dated June 1, 2011, as supplemented.

Copies of these materials and other information about the Acquiring Fund and Acquired Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

If they relate to the Acquiring Fund:	If they relate to the Acquired Fund:
c/o Highland Capital Management, L.P. NexBank Tower 13455 Noel Road, Suite 800 Dallas, Texas 75240 1-(972)-628-4100	c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-(866)-994-5729

The following documents have been filed with the Commission and are incorporated into the Reorganization SAI by reference:

•	The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Incline Capital Trend Following Fund, as of and for the period ended January 31, 2011.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this report or any of the documents listed above relating to the Acquired Fund, shareholders may call 1-866-99-ILSCX (1-866-994-5729) or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders may also obtain the Acquired Fund’s Prospectus by accessing the Acquired Fund’s web site at www.inclinefunds.com.

As of the date of this Prospectus/Proxy Statement, the Acquiring Fund had not yet begun operations; therefore, historical financial information and an annual report for the Acquiring Fund is not available.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the Commission. Text-only versions of all of the foregoing Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the Commission’s internet site at www.sec.gov. Shareholders can review and copy information about the Acquired Trust, Acquired Fund, Acquiring Trust and Acquiring Fund by visiting the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

SHARES OF THE ACQUIRED FUND AND THE ACQUIRING FUND:

•	ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; AND

•	INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN LIGHTS FUND TRUST OR HIGHLAND FUNDS II. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY HIGHLAND FUNDS II IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I.  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

The following questions and answers provide an overview of key features of the Reorganization Proposal. Please review this Prospectus/Proxy Statement prior to casting a vote. You may also obtain a copy of the Acquired Fund’s prospectus and statement of additional information by calling 1-866-99-ILSCX (1-866-994-5729). Please call 1-877-665-1287 with any questions about the Reorganization Proposal or this Prospectus/Proxy Statement generally.

1.	What transactions are being proposed?

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization. A copy of a form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. If approved by the shareholders and subject to certain other conditions being satisfied or waived, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. At the same time, the Acquiring Fund will assume all the liabilities of the Acquired Fund. Following the transfer, you will receive, without paying any sales charges and on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A shares of the Acquiring Fund for Class A shares of the Acquired Fund equal to the value of the net assets of the Acquired Fund, as determined using the Acquiring Trust’s valuation policies and procedures, transferred to the Acquiring Fund and attributable to you on the Closing Date, as defined below. There are no material differences between the Acquired Fund and Acquiring Fund’s valuation policies and procedures. The Acquired Fund will then be liquidated and dissolved. The Acquiring Fund will not have commenced investment operations immediately prior to the consummation of the Reorganization.

The closing of the Reorganization (the “Closing”) is contingent upon certain conditions either being satisfied or waived. In the event that the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization but the Reorganization does not close, such approval shall not be deemed to be an independent approval of the liquidation and dissolution of the Acquired Fund. If the Reorganization is not consummated, the Boards of Trustees of the Acquired Trust may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders. The Closing is scheduled to occur late in the third quarter or early in the fourth quarter of 2011, or such other date as the parties may agree (the “Closing Date”).

2.	Why is the Reorganization being proposed?

HFAM, Incline Capital and the Board of Trustees of the Acquired Trust are proposing the reorganization of the Acquired Fund into the Acquiring Fund because it offers shareholders of the Acquired Fund the opportunity to invest in a fund with substantially similar investment policies and the same portfolio manager, and because, absent such reorganization, the Board of Trustees of the Acquired Trust would need to consider other, less attractive alternatives, such as liquidating the Acquired Fund.

The Board of Trustees of the Acquired Trust has carefully considered the anticipated benefits and costs of the proposed Reorganization. The Board unanimously approved the proposed Reorganization in respect of the Acquired Fund and recommended its approval by shareholders of the Acquired Fund.

For a more complete discussion of the factors affecting the Board of Trustees’ decision, please see “Information About the Reorganization — Board of Trustees’ Considerations.”

3.	How do the investment objectives, principal investment strategies, principal risks and policies of the Acquired Fund compare to those of the Acquiring Fund?

The investment objectives of the Acquired Fund are identical to the investment objectives of the Acquiring Fund. Each Fund seeks to provide long-term capital appreciation with capital preservation as a secondary objective. There can be no assurance that a Fund will achieve its investment objectives. Each Fund’s investment objectives are non-fundamental policies, which means that the Board of Trustees of a Fund can change its investment objectives without shareholder approval. Each Fund will provide shareholders with 60 days’ prior written notice of any change in its investment objectives.

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Both the Acquired Fund and the Acquiring Fund are managed based on signals generated by the Incline Capital Smart Switch Indextm. The Incline Capital Smart Switch Indextm is a “technically weighted” index, which means that it assigns a greater or lesser importance to asset classes based on signals derived from their price trends. The Acquiring Fund’s portfolio will be managed on a day-to-day basis by the investment team responsible for providing day-to-day investment advice to the Acquired Fund.

Each Fund primarily invests in exchange traded funds (“ETFs”). These ETFs invest primarily in (1) U.S. and foreign equity securities; (2) U.S. Government fixed income securities; (3) commodities; and (4) the U.S. dollar. ETFs are investment companies that seek to track the performance of securities indices or baskets of securities.

Each Fund’s portfolio may include ETFs that invest in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America. The Acquired Fund may invest up to 50% net long and 30% net short in international ETFs, while the Acquiring Fund may invest up to 100% net long and 50% net short in international ETFs. Each Fund also may invest in exchange traded notes (“ETNs”), in much the same manner in which it invests in ETFs. Each Fund may also invest directly in the securities that comprise the ETFs and ETNs discussed above, other than physical commodities. Each Fund’s investments in U.S. fixed income markets may include other investment companies, such as closed-end funds and other open-end mutual funds.

Each Fund may employ both leveraged investment techniques as well as short positions, which allows the Fund a market exposure which can range from 130% net long to 50% net short with respect to the Acquired Fund and 150% net long to 50% net short with respect to the Acquiring Fund. Such extremes however, will be uncommon. The investment manager will typically utilize ETFs to gain additional (leveraged) market exposure.

Each Fund is a non-diversified fund, but will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M applies less stringent diversification requirements than the 1940 Act to the percentage of a fund’s total assets that are represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and certain other securities.

Since the Acquiring Fund and the Acquired Fund have the same investment objectives and substantially similar investment strategies, it is anticipated that the Reorganization will not result in significant portfolio turnover or transaction expenses.

For additional information about the Funds’ strategies and their corresponding risks, please see “Information About the Acquiring Fund and the Acquired Fund” and Appendix C — Information Applicable to the Acquiring Fund.

The Acquired Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions cannot be changed without the consent of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund or the Acquiring Fund, as applicable. Non-fundamental investment restrictions can be changed by the Board, without the consent of a Fund’s shareholders. For a comparison of the Acquiring Fund’s and the Acquired Fund’s fundamental investment restrictions, please see Appendix B — Comparison of Fundamental and Non-Fundamental Investment Restrictions.

The Acquiring Fund’s fundamental and non-fundamental investment restrictions are similar to those used by other investment portfolios offered by the Acquiring Trust. The Acquiring Fund’s fundamental and non-fundamental investment restrictions are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the portfolio managers of the Acquiring Fund increased flexibility to respond to market, industry and regulatory changes.

For more information regarding the Acquired Fund or Acquiring Fund’s investment policies and restrictions, see the Acquired Fund’s Statement of Additional Information or the Reorganization SAI, respectively.

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4.	How do the fees and expenses of the Acquired Fund compare to the estimated fees and expenses of the Acquiring Fund following the Reorganization?

The following table shows the fees and expenses for the Class A shares of Incline Capital Trend Following Fund for its fiscal year ended January 31, 2011, and the estimated fees and expenses for the Class A shares of the Acquiring Fund, assuming the Reorganization had occurred on January 31, 2010. As of the date of this Prospectus/Proxy Statement, the Acquiring Fund has not begun operations; therefore, historical fee and expense information for the Acquiring Fund is not available. As illustrated below, the total fund operating expense ratio (before fee waivers and expense reimbursements) of Class A shares of the Acquiring Fund is expected to be lower than the total fund operating expense ratio (before fee waivers and expense reimbursements) of Class A shares of the Acquired Fund, and the total fund operating expense ratio (after contractual fee waivers and expense reimbursements) of Class A shares of the Acquiring Fund is expected to be the same as the total fund operating expense ratio (after contractual fee waivers and expense reimbursements) of Class A shares of the Acquired Fund; however, the distribution and/or service (12b-1) fees for the Class A shares of the Acquiring Fund are higher (0.35% of the Acquiring Fund’s average net assets attributable to such class) than the distribution and/or service (12b-1) fees for the Acquired Fund’s Class A shares (0.25% of the Acquired Fund’s average net asset attributable to such class). In addition, HFAM has agreed contractually to waive fees and absorb certain expenses of the Acquiring Fund in order to maintain the Acquiring Fund’s net operating expenses (exclusive of certain items) at the current level through May 31, 2012. Thereafter, such agreement may be terminated by HFAM upon 14 days’ notice to the Acquiring Fund.

The examples following the tables will help you compare the cost of investing in the Acquired Fund with the estimated cost of investing in the Acquiring Fund.

Shareholders of the Acquired Fund will not pay additional sales charges in connection with the Reorganization. Class A shares of the Acquiring Fund charge a 2.00% fee for exchanges and redemptions of shares within two months of their purchase date. However, shareholders may redeem or exchange any Class A shares received in connection with the Reorganization for two months after the Closing Date without paying a fee. Shareholders of the Acquired Fund will pay sales loads on new purchases of Class A shares of the Acquiring Fund following the Reorganization.

Shareholder Fees (fees paid directly from your investment)

		Highland Trend
	Incline Capital Trend	Following Fund
	Following Fund	(Pro Forma Combined)
	(Acquired Fund)	(Acquiring Fund)
	Class A	Class A

Maximum Sales Charge (Load)
Imposed on Purchases (as a % of offering price)	5.75%	5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	2.00%

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Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)

			Highland Trend
	Incline Capital Trend		Following Fund
	Following Fund		(Pro Forma Combined)
	(Acquired Fund)		(Acquiring Fund)
	Class A		Class A

Management Fees	1.80%		2.00	%(3)
Distribution and/or Service (12b-1) Fees	0.25%		0.35%
Other Expenses	0.74%		0.33	%(4)
Acquired Fund Fees and Expenses(1)	0.38%		0.38%

Total Annual Fund Operating Expenses	3.17%		3.06%
Fee Waiver	(0.54	)%(2)	(0.43	)%(5)

Total Annual Fund Operating Expenses after Fee Waiver	2.63%		2.63%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in a Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by a Fund.

(2)	Incline Capital has agreed to waive its fees and/or absorb expenses of the Acquired Fund until May 31, 2012 to ensure that total annual operating expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) do not exceed 2.25% for Class A shares. Incline Capital is permitted, but does not intend, to seek reimbursement from the Acquired Fund, subject to limitations, for fees it waived and Acquired Fund expenses it paid in any fiscal year of the Acquired Fund over the following three fiscal years, as long as the reimbursement does not cause the Acquired Fund’s operating expenses to exceed the preceding expense limits on a per-class basis.

(3)	The Acquiring Fund’s management fees are subject to the approval of the Acquiring Fund’s Board of Trustees, but will not be higher than the amount shown. Management fees include both investment advisory fees and administration fees charged to the Acquiring Fund. HFAM receives from the Acquiring Fund monthly advisory fees, computed and accrued daily, at the annual rate of 1.80% of the Acquiring Fund’s Average Daily Managed Assets (1.80% of the Acquiring Fund’s average net assets). “Average Daily Managed Assets” means the average daily value of the total assets of the Acquiring Fund, less all accrued liabilities of the Acquiring Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). HFAM also receives from the Acquiring Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Acquiring Fund’s Average Daily Managed Assets (0.20% of the Acquiring Fund’s average net assets).

(4)	The entire expected reduction in “Other Expenses” of the Acquiring Fund is attributable to contractual reductions in fees and expenses.

(5)	The Acquiring Fund’s management fees are subject to the approval of the Acquiring Fund’s Board of Trustees, but will not be higher than the amount shown. HFAM has agreed contractually to waive fees and/or absorb expenses of the Acquiring Fund through May 31, 2012 to ensure that total annual operating expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) do not exceed 2.25% for Class A shares. Thereafter, this waiver may be terminated by HFAM upon 14 days notice to the Acquiring Fund.

Expense Examples

These examples will help you compare the cost of investing in each Fund with the cost of investing in other funds. The examples assume that (i) you invest $10,000 for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. All expense information is based on the information set out in the tables above,

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including pro forma expense information for the Acquiring Fund. The expenses of the Acquired Fund and Acquiring Fund differ due to differing management, distribution and/or service (12b-1) fees and other expenses. Your actual costs may be higher or lower than those shown below.

	1 Year	3 Years	5 Years	10 Years

Incline Capital Trend Following Fund (Current) (Acquired Fund)
Class A	$826	$1,449	$2,095	$3,816

	1 Year	3 Years	5 Years	10 Years

Highland Trend Following Fund (Pro Forma Combined)(Acquiring Fund)
Class A	$826	$1,466	$2,089	$3,755

Portfolio Turnover.  The Acquired Fund and Acquiring Fund pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. During its fiscal year ended January 31, 2011, the Acquired Fund’s portfolio turnover rate was 213% of the average value of its portfolio.

5.	What will be the role of HFAM following the proposed Reorganization?

HFAM currently serves as the investment adviser of the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, and will serve as the investment adviser to the Acquiring Fund (subject to the supervision of and policies established by the Board of Trustees of the Acquiring Trust). Moreover, the current portfolio manager of the Acquired Fund is expected to continue as portfolio manager of the Acquiring Fund by virtue of Incline Capital, which currently serves as sub-adviser to the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, being appointed as sub-adviser of the Acquiring Fund, or to otherwise manage the Acquiring Fund’s portfolio on a day-to-day basis.

The Acquiring Trust will enter into an investment advisory agreement with HFAM (the “Investment Advisory Agreement”) pursuant to which HFAM either will provide the day-to-day management of the Acquiring Fund’s portfolio of securities, which includes buying and selling securities for the Acquiring Fund and conducting investment research, or will hire a sub-adviser to do so, subject to HFAM’s general oversight. Additionally, HFAM will furnish offices, necessary facilities, equipment and personnel and will pay the compensation of the Trustee of the Acquiring Trust who is HFAM’s affiliate. In return for its advisory services, the Acquiring Fund will pay HFAM a monthly fee, computed and accrued daily, based on an annual rate of 1.80% of the Acquiring Fund’s average daily managed assets. “Average Daily Managed Assets” of the Acquiring Fund shall mean the average daily value of the total assets of the Acquiring Fund, less all accrued liabilities of the Acquiring Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). HFAM also receives from the Acquiring Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Acquiring Fund’s Average Daily Managed Assets (0.20% of the Acquiring Fund’s average net assets). A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Acquiring Fund will be available in the Acquiring Fund’s initial shareholder report. The Investment Advisory Agreement may be terminated by the Acquiring Fund or by vote of a majority of the outstanding voting securities of the Acquiring Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreements between the Acquiring Trust and HFAM and between the Acquired Fund and HFAM are subject to Massachusetts law and New York Law, respectively. Pursuant to the Acquiring Fund’s investment advisory agreement, the Acquiring Fund has undertaken to indemnify HFAM and its affiliates for certain liabilities arising under the agreement, except liabilities arising from their willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his position. The Acquired Fund’s investment advisory agreements contain a similar provision.

HFAM will provide administration services to the Acquiring Fund. HFAM provides such services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s average daily managed assets. In such capacity, HFAM generally assists the Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, HFAM will delegate certain administrative functions to BNY Mellon Investment Servicing (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pay BNY a portion of the fee it receives from the Acquiring Fund (0.01%). Pursuant to the sub-administration agreement, BNY will provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

HFAM is controlled by James Dondero, by virtue of his share ownership of its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder.

6.	What Acquiring Fund shares will shareholders of the Acquired Fund receive if the Reorganization occurs?

Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund.

The Acquired Fund is series of the Acquired Trust, a Delaware statutory trust and is governed by the Acquired Trust’s Amended Agreement and Declaration of Trust and By-Laws. The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust, and the Acquiring Fund is governed by the Acquiring Trust’s Declaration of Trust and Bylaws. If the Reorganization occurs, investors will have voting and other rights generally similar to those they had as shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund.

Please see Appendix D — Comparison of Organizational Documents and Governing Law for more information regarding the differences between the rights of shareholders of the Acquiring Fund and those of the Acquired Fund.

7.	How will the net asset value of the Acquired Fund be determined for purposes of the Reorganization?

The valuation policies and procedures of the Acquiring Fund will be used to determine the aggregate net asset value of the portfolio securities of the Acquired Fund to be transferred to the Acquiring Fund.

8.	How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Fund?

Many of the shareholder policies and procedures of the Acquired Fund are similar to the shareholder policies and procedures of the Acquiring Fund. However, there are also some differences in the shareholder policies and procedures of the two Funds. For example, the Acquiring Fund imposes a 2.00% redemption fee (short-term trading fee) on Class A Shares that are redeemed or exchanged within two months or less after the date of purchase in order to discourage frequent short-term trading, while the Acquired Fund does not impose such a fee.

For a more detailed description of the shareholder policies and procedures of the Acquiring Fund, see Appendix C — Information Applicable to the Acquiring Fund.

Classes of Shares.

The Acquired Fund currently offers one class of shares: Class A, but has registered two additional classes of shares, Class C and Institutional Class. The Acquiring Fund will initially offer four classes of shares: Class A, Class C, Class R and Class Y.

Investors may buy and sell Class A shares of the Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Acquiring Fund’s transfer agent (BNY Mellon Investment Servicing

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(US) Inc.) on any day that the New York Stock Exchange is open for business. Class A shares of the Acquiring Fund have a $500 investment minimum for initial investments by mail, $1,000 investment minimum for initial investments by wire and a $25 investment minimum for automatic initial investments.

Exchange Privileges.

On any business day, Class A shareholders of the Acquiring Fund may exchange their shares for Class A shares of any series of Highland Funds II, except Highland Money Market Fund II (currently, Highland U.S. Equity Fund, Highland Core Value Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Global Equity Fund, Highland International Equity Fund, Highland Fixed Income Fund, Highland Government Securities Fund, Highland Short-Term Government Fund, Highland Tax-Exempt Fund, and Highland Total Return Fund) or the Retail Class of shares of Highland Money Market Fund II, and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares.

Class A shareholders of the Acquiring Fund may also exchange their shares on any business day for Class A shares of any series of Highland Funds I (currently, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund) (“Highland Funds I”) and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares.

Additionally, Class A shareholders of the Acquiring Fund can also exchange their shares on any business day for shares of the RBB Money Market Fund (the “RBB Cash Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation.

Redemption Procedures.

Shares of the Acquiring Fund may be redeemed at the shareholder’s option through the Acquiring Fund’s transfer agent at net asset value. A 2.00% fee will apply to redemptions of Class A shares of the Acquiring Fund made within two months of the purchase. However, shareholders with Class A accounts opened in connection with the Reorganization will be permitted to redeem and exchange Acquiring Fund shares acquired as part of the Reorganization for two months after the Closing Date without paying a fee.

Automatic Investments and Systematic Withdrawals.

Both the Acquired Fund and the Acquiring Fund offer an automatic investment plan that allows shareholders to make regular investments in the Funds through automatic deductions from a bank account. The automatic investment plan of the Acquired Fund requires a subsequent investment minimum of $100 after the initial minimum investment is met and the Acquiring Fund requires a subsequent investment minimum of $25 after the initial investment minimum is met.

The Acquired Fund offers a systematic withdrawal plan that allows shareholders with account values of at least $10,000 to make quarterly or other periodic withdraws of $100 or more. The Acquiring Fund offers a systematic withdrawal plan that allows shareholders to make monthly withdrawals. A shareholder must have a minimum account size of $10,000 and be directly registered with the Acquiring Fund’s transfer agent to participate in the Acquiring Fund’s systematic withdrawal plan.

Dividends and Distributions

The Acquired Fund distributes substantially all of its net investment income at least annually and net capital gain annually, typically in December. The Acquiring Fund also pays dividends from net investment income and distributions from net capital gains annually.

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9.	What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected be a tax-free reorganization for U.S. federal income tax purposes. This means that neither the Acquired Fund nor shareholders of the Acquired Fund are expected recognize a gain or loss directly as a result of the Reorganization.

The aggregate tax basis of Acquiring Fund shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares immediately before the Reorganization. The shareholder’s holding period for Acquiring Fund shares received pursuant to the Reorganization will include the holding period for the Acquired Fund shares exchanged for such Acquiring Fund shares, provided that the shareholder held those Acquired Fund shares as capital assets. The Acquiring Fund will succeed to the tax attributes of the Acquired Fund, such as the Acquired Fund’s capital loss carryforwards.

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II.  INFORMATION ABOUT THE REORGANIZATION

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Fund by and on behalf of the Board of Trustees of the Acquired Trust for use at the Meeting to approve the Reorganization. The Meeting will be held at the offices of the Acquired Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on September 23, 2011 at 10:00 am Eastern Time. Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization.

Terms of the Proposed Reorganization

The following is a brief summary of the terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A — Form of Agreement and Plan of Reorganization.

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of the liabilities of the Acquired Fund and shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•	The net assets of the Acquired Fund will be valued as of 4:00 p.m. Eastern time, on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation policies and procedures for the Acquiring Fund as set forth in the Acquiring Trust’s Declaration of Trust and Bylaws and Appendix C to this Prospectus/Proxy Statement.

•	Class A shares of the Acquiring Fund will be distributed by the Acquired Fund to its Class A shareholders in accordance with their respective percentage ownership interests in the Acquired Fund’s shares.

•	After the Reorganization, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•	The Reorganization requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions, including the receipt of legal opinions as to the federal income tax treatment of the Reorganization.

•	The Reorganization may be terminated at any time with the mutual agreement of the Acquired Fund and the Acquiring Fund and under certain other circumstances.

•	HFAM will assume and pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund in connection with the Reorganization.

•	The Agreement and Plan of Reorganization may be amended, modified or supplemented as mutually agreed upon by the officers of the Acquiring Trust and the Acquired Trust, provided that following approval by the shareholders of the Acquired Fund, no amendment may change the provision for determining the number of Class A shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund to the detriment of such shareholders without their further approval.

Shares Shareholders Will Receive

In the case that the Reorganization occurs, Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. In comparison to the shares a shareholder owns prior to the Reorganization, the shares a shareholder receives will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares as of the business day before the closing of the Reorganization, as determined using the Acquiring Trust’s valuation policies and procedures.

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•	Shares of the Acquiring Fund are subject to a 2.00% short-term trading fee charged on shares that are being redeemed or exchanged within two months of their purchase date. This fee will be waived for two months following the Closing Date for shareholders of the Acquired Fund with respect to Acquiring Fund shares received in connection with the Reorganization.

•	Shareholders will have voting and other rights generally similar to those they currently have, but as shareholders of the Acquiring Fund.

For further information on the shareholder policies and procedures of the Acquiring Fund, please read “How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Fund?” in this Prospectus/Proxy Statement and Appendix C — Additional Information Applicable to the Acquiring Fund. For further information on the differences between the rights of shareholders of the Acquired Fund and shareholders of the Acquiring Fund, please read Appendix D — Comparison of Organizational Documents and Governing Law.

Board of Trustees’ Considerations.

The primary reason for the proposed Reorganization is to provide for the ongoing management of the Acquired Fund. Due to various business reasons, Incline Capital, the investment sub-adviser to the Acquired Fund, had informed the Board of Trustees of the Acquired Trust that Incline Capital planned to cease operating as the investment sub-adviser to the Acquired Fund. However, the portfolio manager of the Acquired Fund, Michiel Hurley, expressed an interest in continuing to serve as the portfolio manager of the Acquired Fund. The Board of Trustees of the Acquired Trust reviewed other options, including liquidation and the possibility of other managers, and determined that the proposed Reorganization would be preferable to liquidation.

In approving the proposed Reorganization, the Board of Trustees of the Acquired Trust considered, among other things, (1) the presentation given to the Board of Trustees of the Acquired Trust by representatives of HFAM; (2) the terms and conditions of the Agreement and Plan of Reorganization; (3) the best interests of the shareholders of the Acquired Fund; (4) that the Acquired Fund shareholder interests would not be diluted as a result of the proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the proposed Reorganization); (5) that shareholders of the Acquired Fund may benefit from certain economies of scale resulting from the proposed Reorganization and which may lead to lower overall expenses over time; (6) the expected federal income tax consequences of the proposed Reorganization (the proposed Reorganization is structured to qualify as a tax-free exchange); (7) that the costs of the proposed Reorganization are to be borne by HFAM or Incline Capital, and not by either the Acquired Fund or Acquiring Fund; (8) the performance history and continuing portfolio management of the Acquired Fund’s portfolio manager, who will also serve as the portfolio manager to the Acquiring Fund, either as an employee of HFAM or pursuant to a sub-advisory agreement between HFAM and Incline Capital on behalf of the Acquiring Fund; and (9) the respective management fees and operating expenses of the Acquired Fund and the Acquiring Fund, including the higher distribution and/or service fees for the Acquiring Fund’s Class A shares and HFAM’s contractual agreement to waive fees and absorb certain expenses of the Acquiring Fund in order to maintain the Acquiring Fund’s net operating expenses (exclusive of certain items) at the Acquired Fund’s current level through May 31, 2012.

The Trustees of the Acquired Trust, including all Trustees who are not “interested persons” of the Acquired Trust as defined in the 1940 Act (the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Trustees (including the Independent Trustees) have unanimously approved the Reorganization and recommend that you vote in favor of the Reorganization by approving the Agreement and Plan of Reorganization. Each shareholder should carefully consider whether remaining a shareholder of the Acquiring Fund after the Reorganization is consistent with that shareholder’s financial needs and circumstances.

The Board of Trustees of the Acquiring Trust approved the Reorganization at a meeting held on May 18, 2011. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization.

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Performance Information

The bar chart and table below set forth past performance information for Class A shares of the Acquired Fund, which provides an indication of the risks of investing in the Acquiring Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. As accounting successor of the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the Reorganization. The bar chart shows the Acquired Fund’s total returns before taxes for the past year, while the table compares the average annual total returns of the Acquired Fund to a broad measure of market performance. As with all mutual funds, the Acquired Fund’s past performance (before and after taxes) does not predict how the Acquiring Fund will perform. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated performance information will be available by visiting www.inclinefunds.com or by calling 1-866-994-5729.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	4th Quarter 2010	8.23%
Worst Quarter:	2nd Quarter 2010	(5.07)%

The Fund’s year-to-date total return for Class A Shares through June 30, 2011 was 1.90%.

Performance Table
Average Annual Total Returns
(For period ended December 31, 2010)

		Since
		Inception
Class A Shares	One Year	of the Fund(1)

Return before taxes	(1.67)%	3.25%
Return after taxes on distributions	(1.67)%	3.17%
Return after taxes on distributions and sale of Fund shares	(1.09)%	2.72%
BofA Merrill Lynch US Dollar LIBOR 3 Month Constant Maturity Index(2)	0.33%	0.54%

(1)	The inception date of the Acquired Fund is March 31, 2009.

(2)	The BofA Merrill Lynch US Dollar LIBOR Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for US dollar deposits with a three-month maturity.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Financial Intermediary Compensation

If you purchase the Acquired Fund or Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Distribution Arrangements

The distribution and shareholder servicing arrangements of the Acquired Fund are substantially similar to those of the Acquiring Fund.

Pursuant to distribution plans under Rule 12b-1 of the 1940 Act (the “Distribution Plans”), the Acquired Fund and the Acquiring Fund may pay distribution and other fees for the sale and distribution of their respective shares and for services provided to shareholders. Under the Acquired Fund’s Distribution Plan applicable to Class A shares, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Acquiring Fund’s Distribution Plan applicable to Class A shares, the Fund pays an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares.

The distribution and shareholder servicing agreements of the Acquiring Fund and the Acquired Fund, unless sooner terminated, will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements related to the Distribution Plans, cast in person at a meeting called for the purpose of voting on the Distribution Plans.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, Drinker Biddle & Reath LLP will deliver to the Funds an opinion to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated under it, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, with respect to the Reorganization:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund participating in the Reorganization each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization in exchange for the issuance of Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such transfer;

•	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Acquired Fund in the Reorganization will include the Acquired Fund’s holding periods in those assets;

•	Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

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•	Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund;

•	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, and will also be based on customary assumptions. The opinion is a non-waiveable condition of the Agreement and Plan of Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Service Providers

Highland Funds Asset Management, L.P., located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, currently serves as the investment adviser of the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, and will serve as the investment adviser and administrator to the Acquiring Fund. Incline Capital, LLC, located at 4790 Caughlin Parkway, Suite 214, Reno, NV 89519, currently serves as the sub-adviser to the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, and is expected to be appointed as the sub-adviser to the Acquiring Fund, or to otherwise manage the Acquiring Fund’s portfolio on a day-to-day basis. It is possible, however, that after the Reorganization, HFAM may hire Michiel Hurley, who is the Managing Member and sole owner of Incline Capital and currently serves as the Acquired Fund’s portfolio manager, as an employee of HFAM to manage the Acquiring Fund.

Michiel H. Hurley, will serve as portfolio manager of the Acquiring Fund. Mr. Hurley currently serves as the portfolio manager of the Acquired Fund and has served in this capacity since the Acquired Fund commenced operations in March 2009. The Reorganization SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund.

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The Acquiring Fund and the Acquired Fund have the following service providers:

	Acquired Fund	Acquiring Fund

Distributor:	Northern Lights Distributors, LLC	BNY Mellon Distributors Inc.
Transfer Agent:	Gemini Fund Services, LLC	BNY Mellon Investment Servicing
Administrator:	Gemini Fund Services, LLC	Highland Funds Asset Management, L.P.
Sub-Administrator:	n/a	BNY Mellon Investment Servicing
Custodian:	Fifth Third Bank	Bank of New York Mellon
Independent Registered Public Accounting Firm:	Tait, Weller & Baker, LLP	KPMG LLP
Legal Counsel:	Thompson Hine LLP	Ropes & Gray LLP

Additional information regarding the Acquiring Fund’s service providers is available in the Reorganization SAI.

Existing and Pro Forma Capitalization

The following tables show on an unaudited basis as of January 31, 2011, (i) the capitalization of the Acquired Fund and the Acquiring Fund and (ii) the pro forma capitalization of the Acquiring Fund, as adjusted giving effect to the proposed Reorganization:

Incline Capital Trend Following Fund

			Net Asset Value per
	Net Asset Value	Shares Outstanding	Share

Class A	$24,470,703	2,189,627	$11.18
Class C	0	0	0
Institutional Class	0	0	0

Highland Trend Following Fund (Pro Forma*)

			Net Asset Value per
	Net Asset Value	Shares Outstanding	Share

Class A	$24,470,703	2,189,627	$11.18
Class C	0	0	0
Class R	0	0	0
Class Y	0	0	0

*	Assumes the Reorganization was consummated on January 31, 2011. Class C, Class R and Class Y Shares will be offered after the Closing Date.

The capitalization of the Acquired Fund, and consequently the pro forma capitalization of the Acquiring Fund, is likely to be different at the effective time of the Reorganization as a result of market movements of the Acquired Fund, as well as the effects of other ongoing operations of the Acquired Fund prior to the completion of the Reorganization.

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III.  INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

Comparison of Investment Objectives

No fund is a complete investment program. The investment objectives of the Acquiring Fund are identical to the investment objectives of the Acquired Fund. Each Fund seeks to provide long-term capital appreciation with capital preservation as a secondary objective. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective can be changed without shareholder approval upon 60 days’ prior written notice to shareholders. Additional information regarding the Acquiring Fund can be found in the Reorganization SAI and Appendix C — Information Applicable to the Acquiring Fund.

Comparison of Principal Investment Strategies

Both the Acquired Fund and the Acquiring Fund are managed based on signals generated by the Incline Capital Smart Switch Indextm. It is anticipated that the Acquiring Fund will be sub-advised by Incline Capital, the current sub-adviser of the Acquired Fund, appointed by the Board of the Acquired Trust on an interim basis, and, prior to May 31, 2011 the investment adviser of the Acquired Fund, and that there will be no change in the investment team responsible for providing day-to-day investment advice to the Fund.

The Incline Capital Smart Switch Indextm is a “technically weighted” index which means that it assigns a greater or lesser importance to asset classes based on signals derived from their price trends. For example, an individual asset class (such as stocks, bonds or commodities) may be assigned a heavier weighting in the portfolio based on its price being above its moving average or a lesser weighting if its price is below its moving average. The net effect being that the investment model “switches smartly” in and out of broad asset classes based on their trends, providing investors an active asset allocation fund. Each Fund’s Adviser delegates execution of the Fund’s investment strategy to the Sub-Adviser.

These proprietary, top-down strategies are intended to profit from market trends in both directions, with little regard for the prospects of individual equity or debt securities. Specifically, each Fund’s portfolio manager will seek to take long positions (i.e., buy securities) during upward trends in their prices and conversely sell and/or take short positions during downward trends in the price of such securities. The portfolio manager seeks to lower overall Fund volatility through diversification of asset classes, as well as the use of cash. Additionally, the portfolio manager’s trend-following methods seek to provide returns which are un-correlated to traditional managers and investment “styles,” such as growth & value.

Each Fund primarily invests in exchange traded funds (“ETFs”) which represent these broad asset classes as opposed to securities representing the debt or equity individual companies. These ETFs invest primarily in (1) U.S. and foreign equity securities; (2) U.S. Government fixed income securities; (3) commodities; and (4) the U.S. dollar. ETFs are investment companies that seek to track the performance of securities indices or baskets of securities.

Each Fund’s portfolio may include ETFs that invest in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America. The Acquired Fund may invest up to 50% net long and 30% net short in international ETFs, while the Acquiring Fund may invest up to 100% net long and 50% net short in international ETFs. Each Fund also may invest in exchange traded notes (“ETNs”), in much the same manner in which it invests in ETFs. Each Fund may also invest directly in the securities which comprise the ETFs and ETNs discussed above, such as individual equities and government obligations, but excluding physical commodities. Each Fund’s investments in U.S. fixed income markets may include other investment companies, such as closed-end funds and other open-end mutual funds (together with ETFs and ETNs, “Underlying Funds”).

Each Fund may employ both leveraged investment techniques as well as short positions, which allows the Acquired Fund a market exposure which can range from 130% net long to 50% net short and the Acquiring Fund a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. The portfolio manager will typically utilize Underlying Funds to gain additional (leveraged) market exposure. Each Fund may take a “short position” where the portfolio manager believes that the price

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of a security or value of an index will decline. Each Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. The Acquired Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index, while the Acquired Fund may gain short exposure to an index by buying an ETF that has an inverse exposure to the index. The Funds are “non-diversified,” which means that each Fund may invest in fewer issuers at any one time than a diversified fund.

In general terms, the portfolio manager of each Fund buys investments during upward trends in their prices and sells them or takes short positions during downward trends in the price of such securities. The portfolio manager also actively employs the use of cash and cash equivalents as a strategic asset class in an attempt to both sidestep market declines as well as lower overall portfolio volatility. In other words, each Fund may make investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions, which is consistent with its primary investment objective of long-term capital appreciation with capital preservation as a secondary objective.

Comparison of Principal Risks

The Acquiring Fund may invest in the same types of investments (such as ETFs, ETNs and mutual funds) as the Acquired Fund and is therefore exposed to substantially the same risks as the Acquired Fund. Each Fund may also enter into derivative transactions, although such transactions are not a principal investment strategy of either Fund. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The Acquiring Fund is subject to the principal risks described below. Although the Acquired Fund may describe them somewhat differently, the Acquired Fund is subject to substantially similar principal risks.

Additional information regarding the principal investment strategies of each Fund is set forth below:

	Incline Capital Trend Following Fund	Highland Trend Following Fund

Principal Risks	Bond Market Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.	Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
	Exchange-Traded Notes Risk. The Fund may invest in exchange traded notes, which are debt securities whose returns are linked to a particular index. ETNs are subject to credit risk and the value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events. The Fund will bear its proportionate share of any fees and expenses borne by the ETN.	Exchange-Traded Notes Risk is the risk that ETNs in which the Fund may invest are subject to credit risk and the value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events. ETNs are debt securities whose returns are linked to a particular index. The Fund will bear its proportionate share of any fees and expenses borne by the ETN.

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Incline Capital Trend Following Fund	Highland Trend Following Fund

Foreign Securities Risk. Although the Fund will not invest in the securities of foreign companies directly, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.	Foreign Investment Risk is the risk that investing in foreign (non-U.S.) securities either directly or indirectly through investments in Underlying Funds may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid.
Non-Diversified Fund Risk. The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.	Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the Investment Company Act of 1940 (the “1940 Act”), the Fund may invest a larger portion of its assets in the securities of a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers.
Portfolio Turnover Rate Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.	Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.
Short Sale Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.	Short Sales Risk is the risk that short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

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Incline Capital Trend Following Fund	Highland Trend Following Fund

Small and Medium Capitalization Stock Risk. The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.	Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in Underlying Funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Mid-Cap Company Risk is the risk of investing either directly or indirectly through investments in Underlying Funds in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Underlying Funds Risk. ETFs, mutual funds and closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF and closed-end fund shares may differ from their net asset value. Underlying Funds are subject to specific risks, depending on the nature of the fund.	Underlying Funds Risk is the risk that ETFs, mutual funds and closed-end funds in which the Fund may invest are subject to investment advisory and other expenses, which will be paid indirectly by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF and closed-end fund shares may differ from their net asset value. Underlying Funds are subject to specific risks, depending on the nature of the fund.

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Incline Capital Trend Following Fund	Highland Trend Following Fund

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.	Government Securities Risk is the risk associated with U.S. Government obligations. US. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.
Currency Risk is the risk that the values of foreign investments may be affected by changes in currency rates or exchange control regulations. If a foreign currency weakens against the U.S. dollar, the value of a foreign investment denominated in that currency would also decline in dollar terms.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

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Incline Capital Trend Following Fund	Highland Trend Following Fund

Securities Market Risk is the risk that the value of securities owned by the Fund either directly or indirectly through investments in Underlying Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-09, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

Additional Information about the Acquiring Fund

On October 26, 2010, the Commission issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to the Acquiring Trust and HFAM from certain provisions of the 1940 Act, pursuant to which HFAM will, subject to the oversight of the Acquiring Trust’s Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Acquiring Fund with sub-advisers unaffiliated with HFAM without such agreements being approved by the shareholders of the Acquiring Fund. The Acquiring Fund’s Board of Trustees and HFAM will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HFAM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. The Acquiring Trust will not rely on the Order until the Acquiring Trust obtains approval of such reliance from the initial shareholder of the Acquiring Fund. The Acquiring Trust and HFAM will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Acquiring Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Acquiring Fund retain the right to terminate a sub-advisory agreement for the Acquiring Fund at any time by a vote of the majority of the outstanding securities of the Acquiring Fund.

Additional information applicable to the Acquiring Fund is located in Appendix C — Information Applicable to the Acquiring Fund.

Additional Information about the Acquired Fund.

Information about the Acquired Fund is incorporated by reference from the Acquired Fund’s Prospectus and Statement of Additional Information, dated June 1, 2011, as they may be supplemented from time to time, which are available upon request without charge by calling 1-866-994-5729. A copy of the Acquired Fund’s Prospectus may also be obtained by visiting the Acquired Fund’s website at www.inclinefunds.com. The Acquired Fund’s Prospectus and Statement of Additional Information are also available on the Commission’s website at www.sec.gov.

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Financial Statements

The Acquiring Fund has not yet commenced investment operations and therefore does not have any financial statements to disclose. As a result of the Reorganization, the Acquiring Fund will succeed to the performance and financial history of the Acquired Fund.

The audited financial highlights of the Acquired Fund for the last two fiscal years are incorporated by reference from the Fund’s Prospectus. The Reorganization SAI incorporates by reference the financial statements for the fiscal year ended January 31, 2011, including the financial highlights for the periods indicated therein and, with respect to audited financial statements, the reports of Tait, Weller & Baker, LLP, independent registered public accounting firm to the Acquired Fund, thereon.

THE BOARD OF TRUSTEES OF THE ACQUIRED TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

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IV.  VOTING INFORMATION

Required Vote for the Proposal

Approval of the Reorganization Proposal requires the affirmative vote of the holders of at least a majority of the shares of beneficial interest of the Acquired Fund, issued and outstanding. A majority of the outstanding voting securities is defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization Proposal.

Voting Information

The Board of Trustees of the Acquired Fund has fixed the close of business on August 4, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of The Altman Group (“Altman”) and its affiliated companies. In addition, Altman, 60 East 42nd Street, Suite 916, New York, NY 10165, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $10,000. In all cases where a telephonic proxy is solicited, Altman representative(s) are required to confirm each shareholder’s information by asking for any combination of the following: full name, address, zip code, employer identification number, ID number from the proxy card, as well as a confirmation the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail. If the shareholder is a corporation or other entity, Altman representative(s) are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then Altman representative(s) may explain the voting process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal. Although Altman representative(s) are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement. The telephone solicitor will record the shareholder’s voting instructions on the card and provide an option to the shareholder to receive such voted instructions in the mail as confirmation of his or her vote.

Only one Prospectus/Proxy Statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Acquired Fund has received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this Proxy Statement/Prospectus, please call the Acquired Trust at 1-866-994-5729 or write the Acquired Trust at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 and the Acquired Fund will promptly send you a separate copy.

Voting Process

Shareholders can vote in any one of the following ways:

a. By mail, by completing and returning the enclosed proxy card;

b. In person at the Meeting;

c. By Internet, by voting through the secure proxy internet site provided on your proxy card; and

d. By automated telephone service, by calling the toll-free number provided on your proxy card.

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Shareholders of the Acquired Fund are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Shareholders of the Acquired Fund have no appraisal or dissenters’ rights.

Costs.

HFAM has agreed to assume and to pay all expenses incurred by the Acquiring Trust, Acquiring Fund, Acquired Trust, and Acquired Fund in connection with the Reorganization.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, the proxy will be voted in favor of the Reorganization Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

With respect to the Acquired Fund, persons holding 33 1/3% of the outstanding shares entitled to vote on the record date, present at such meeting or represented by proxy, will constitute a quorum for the transaction of business by the shareholders of such Acquired Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the applicable Proposal. “Broker non-votes” are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Distributors’ Addresses.

The address of the Acquiring Fund’s distributor is BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

Share Ownership.

As of August 4, 2011, the number of issued and outstanding voting shares of the Acquired Fund was as follows:

Acquired Fund

Number of shares issued and outstanding	817,890.91

No shares of the Acquiring Fund are issued and outstanding as of the date of this Prospectus/Proxy Statement.

As of August 4, 2011, the Officers and Trustees of the Acquired Fund owned or beneficially owned as a group less than 1% of the value of the outstanding shares of the Acquired Fund.

As of August 4, 2011, Charles Schwab & Co. owned a controlling interest (i.e., more than 25%) in the Acquired Fund. Shareholders owning a controlling interest could affect the outcome of proxy voting or the direction of management of the Acquired Fund.

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The Acquired Fund has informed the Acquiring Trust that as of August 4, 2011, the following shareholders owned, beneficially or of record, five percent or more of the outstanding shares of the Acquired Fund:

Acquired Fund

Beneficial
	Number of	Percentage of	Ownership or
	Outstanding	Outstanding	Ownership of
Name and Address of Shareholder	Shares Owned	Shares Owned	Record

Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4122	303,780.40	37.14%	37.14%

Adjournments; Other Business.

In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. If a quorum is present and the Acquired Fund has not received enough votes by the time of the Meeting to approve the Reorganization Proposal, the shareholders of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting may propose that such Meeting be adjourned one or more times with respect to the Acquired Fund to permit further solicitation of proxies. A majority of the shares of the Acquired Fund issued and outstanding and entitled to vote that are present in person or by proxy may adjourn the meeting. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Reorganization Proposal. They will vote against any such adjournment with respect to any proxy that directs them to vote against the Reorganization Proposal. They will not vote any proxy that directs them to abstain from voting on such Reorganization Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present with respect to the Acquired Fund is the Reorganization Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Acquired Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposal to Highland Funds II, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders of the Acquired Fund who wish to communicate with Trustees should send communications to the attention of Northern Lights Fund Trust, 4020 South 147th Street, Omaha, NE 68137.

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V.  INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

HFAM may be deemed to have an interest in the Reorganization because it will continue to provide investment advisory and administrative services to the Acquiring Fund and receive fees and other benefits from those arrangements. Future growth of assets of the Acquiring Fund can be expected to increase the total amount of fees payable to HFAM.

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VI.  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the Acquiring Fund is included in the Acquiring Fund’s Reorganization SAI, dated September 2, 2011, which has been filed with the Commission under the Securities Act of 1933. A copy of the Reorganization SAI may be obtained without charge by calling 1-877-665-1287.

The Acquired Trust and the Acquiring Trust are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549 and at certain of the SEC’s regional offices (addresses below). Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta — 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326; Boston - 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago — 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver — 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth — Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles — 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami — 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York — 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia — The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City — 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco — 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

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Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [          ], 2011, by and among Highland Funds II, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Highland Trend Following Fund (the “Acquiring Fund”), and Northern Lights Fund Trust, a Delaware statutory trust (the “Acquired Trust”), on behalf of the Incline Capital Trend Following Fund (the “Acquired Fund”), and, for purposes of Section 9.2 only, Highland Funds Asset Management, L.P. (the “Advisor”). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares pro rata to the Class A shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and of each class of shareholders of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b) In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund the number of Acquiring Fund Shares (including fractional shares to the third decimal place, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Acquiring Fund Share (for avoidance of doubt, without the application of any front-end sales load), computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known, unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date, subject to Section 9.3 hereof. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c) Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class A shareholder shall be entitled to receive on a pro rata basis that number of Acquiring Fund Shares equal to the total of (i) the number of Class A shares of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares.

1.2. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall include all of the assets of the Acquired Fund (including, without limitation, all portfolio securities and instruments, dividend and interest receivables, receivables for shares sold, claims and rights of action, contractual rights, cash and other assets) that are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses, other than any unamortized organizational expense, shown as an asset on the books of the Acquired Fund on the Closing Date, whether or not set forth in the statement of assets and liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with accounting principles generally accepted in the United States of America consistently applied, from the prior audited period.

1.3. As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders of record as of the Valuation Date (as defined below) and representing the pro rata number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4. With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined below), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust (or for shares of certain other funds for which exchange is typically offered, as described in the Acquiring Fund prospectus), effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting or filing responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6. Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.  VALUATION

2.1. On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2. The value of the Acquired Fund’s net assets will be computed as of the Valuation Date (as defined below) using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s Declaration of Trust and By-Laws and the Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”).

2.3. The net asset value of an Acquiring Fund Share shall be the net asset value per Class A share of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s Declaration of Trust and the Registration Statement.

2.4. The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5. The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its Class A shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund. Immediately after the close of business on the Valuation Date, the share transfer books of the Acquired Fund will be closed and no further transfers of Acquired Fund Shares will be made.

2.6. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be separately included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7. All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust and the Registration Statement.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be September 23, 2011, or on such other date as the parties may agree. The Closing shall be held at the offices of Drinker Biddle & Reath LLP, at 9:00 a.m. Eastern time or at such other time and/or place as the parties may agree.

3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to BNY Mellon Investment Servicing Trust Company, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “BNY Mellon Investment Servicing Trust Company, custodian for Highland Trend Following Fund.”

3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the Acquired Fund.

3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding Acquired Fund shares owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by the President, any Vice President, Secretary or Assistant Secretary of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquired Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Trust or the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b) The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Agreement and Declaration of Trust of the Acquired Trust and the 1940 Act.

(c) The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s Declaration of Trust or By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d) The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either of the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f) No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended January 31, 2011, audited by Tait, Weller & Baker, LLP, independent registered public accounting firm to the Acquired Fund, and, if the Closing Date is subsequent to September 30, 2011, the unaudited financial statements of the Acquired Fund for the six month period ended July 31, 2011, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, assets and liabilities and results of operations of the Acquired Fund at and as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States of America consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since January 31, 2011. Prior to the Closing Date, the Acquired Fund will quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to January 31, 2011 whether or not incurred in the ordinary course of business.

(h) Since January 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness beyond such amount as may be permitted under applicable provisions of the 1940 Act.

(i) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid in full. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Acquired Fund’s tax liabilities will have been provided for on its books in accordance with accounting principles generally accepted in the United States of America consistently applied. The Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised in writing by the Internal Revenue Service or by any other governmental authority that has not been previously disclosed in writing to the Acquiring Fund, and no audit, investigation, proceeding or claim concerning any tax liabilities of the Acquired Fund that has been raised by the Internal Revenue Service or by any other governmental authority in writing is pending, being conducted or claimed.

(j) The Acquired Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (including any foreign or U.S. federal, state, or local tax liability) except as accrued on the Acquired Fund’s books. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.

(k) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(l) The Acquired Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to the Acquiring Fund.

(m) The Acquired Fund has not previously been a party to a tax-free reorganization under the Code.

(n) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (i) though (n) of this Section 4.1.

(o) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Class A, Class C and Class Y shares (no shares of Class C or Class Y are outstanding currently, or will be outstanding as of the Closing Date), each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(p) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(q) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Trust and Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(s) The information relating to the Acquired Trust and the Acquired Fund furnished by the Acquired Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(t) As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the

“Prospectus/Proxy Statement”), to be included in the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(u) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(v) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(w) As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of January 31, 2011, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after January 31, 2011, which changes shall be disclosed to the Acquiring Fund in an updated schedule of portfolio investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(x) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(y) To the best of the Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(z) No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on From N-CSR, and no such deficiency, weakness, fraud, change, event or other factor exists respecting the Acquired Fund that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date.

4.2. Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquiring Trust is a business trust duly formed, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Trust or the Acquiring Fund. The Acquiring Fund will prior to the Closing Date have all necessary federal, state and local authorizations to carry on its business as may be necessary to permit the transfers contemplated by this Agreement to be consummated.

(b) The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c) The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Declaration of Trust or By-Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d) The Acquiring Trust, having filed a post-effective amendment to its registration statement on Form N-1A with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.

(e) No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f) Other than any assets and liabilities of the Acquiring Fund relating to the investment by the initial shareholder of the Acquiring Fund, the Acquiring Fund has no assets or known liabilities, contingent or otherwise.

(g) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). To that end, there shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund.

(h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the outstanding shares of beneficial interest of Class A shares of the Acquiring Fund will have the characteristics described in the Acquiring Fund Prospectus effective at such time. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and the Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund, except as set forth in the Acquiring Fund’s Registration Statement, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.

(k) The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n) The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o) At the Closing Date the investment objectives, strategies, policies and restrictions of the Acquiring Fund will be substantially similar to those of the Acquired Fund at the time of the Reorganization.

(p) The Acquiring Fund intends to qualify as a regulated investment company under the Code and intends to continue to qualify as such through the end of its first taxable year.

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.  COVENANTS OF THE PARTIES AND ADVISOR.

5.1. The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations.

5.2. The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the effectiveness of the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3. In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust, with the assistance of the Acquired Trust, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the

Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5. Subject to the provisions of this Agreement, the Acquired Trust, the Acquiring Trust, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Tait, Weller & Baker, LLP and certified by the Acquired Trust’s President and Treasurer.

5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.8. The Acquired Trust and the Acquired Fund agree that the liquidation and termination of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s Agreement and Declaration of Trust and By-Laws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

5.9. The Acquired Trust agrees to provide reasonable assistance to the Acquiring Fund in connection with the Acquiring Fund’s preparation and filing of any tax returns for the Acquired Fund and/or the Acquiring Fund for (i) tax periods ending prior to the Closing Date for which the return is not yet due as of the Closing Date and (ii) tax periods including the Closing Date. The Acquired Trust shall provide such assistance, which shall include providing reasonable access to its records, at the request of the Acquiring Fund and without any consideration therefore.

5.10. If a federal, state or other tax return of the Acquired Fund with respect to its taxable year ending on January 31, 2011 (each, a “January 2011 Tax Return”) is due on or before the Closing Date (after giving effect to any properly filed extension), the Acquired Fund will cause or will have caused Tait, Weller & Baker, LLP, to timely prepare and file any such January 2011 Tax Return on or before its due date (after giving effect to any properly filed extension) and any January 2011 Tax Return so prepared and filed will be, or will have been, true, correct and complete in all material respects. The Acquired Fund will timely pay, or will have timely paid, all federal, state or other taxes or other fees or assessments (if any) shown to be due on said January 2011 Tax Return.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquired Fund shall have furnished to the Acquiring Fund a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Closing Date, as well as a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since January 31, 2011.

6.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4. All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8. All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.9. (a) This Agreement shall have been approved by the shareholders of the Acquired Fund, in the manner required by Acquired Trust’s Agreement and Declaration of Trust, By-Laws and applicable law and the Acquiring Fund shall have received reasonable evidence of each such approval, and (b) the conditions for the closing of the reorganization of the Acquired Fund into the Acquiring Fund shall have been satisfied or waived by the applicable party.

6.10. The Acquiring Fund shall have received a favorable opinion of Thompson Hine LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware or to the laws of The Commonwealth of Massachusetts, to the following effect:

(a) The Acquired Trust is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Acquired Trust.

(b) This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) All issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and non-assessable.

(d) The Acquired Fund has the power as a series of a statutory trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund.

(e) The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s Agreement and Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound.

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(g) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described therein as required.

(h) The Acquired Trust is registered with the Commission as an investment company under the 1940 Act.

6.11. The Acquired Trust, on behalf of the Acquired Fund, shall have terminated the Acquired Fund’s obligations to pay or reimburse third parties, including, but not limited to, Acquired Fund service providers, broker-dealers and other financial institutions, and lenders, for advisory services, transfer agency services, previously waived or reimbursed expenses, recordkeeping services, sub-accounting services, other shareholder or administrative services, and other similar services performed for the benefit of the Acquired Fund or its shareholders, and loans, and all associated liabilities of the Acquired Fund in respect thereof shall have been paid or accrued as of the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3. All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4. The Acquired Fund shall have received a favorable opinion of Drinker Biddle & Reath LLP dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Drinker Biddle & Reath LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, which opinion may rely on a separate opinion of counsel as Drinker Biddle & Reath LLP deems appropriate, including local counsel to the extent it relates to the laws of the Commonwealth of Massachusetts, substantially to the following effect:

(a) The Acquiring Trust is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and the By-Laws of the Acquiring Trust.

(b) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c) Assuming that a consideration of not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A shares of beneficial interest in the Acquiring Fund, except as set forth in the Acquiring Fund’s Registration Statement.

(d) The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws, or any provision of any material agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business, other than as previously disclosed in the Registration Statement.

(g) The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Fund and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a the requisite votes of the holders of outstanding shares of beneficial interest of the Acquired Fund in the manner required by the Acquired Trust’s Agreement and Declaration of Trust, By-Laws and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6. The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Drinker Biddle & Reath LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, although the matter is not free from doubt, generally for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund Shares, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f) Under Code Section 354, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions.

8.7. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Sections 8.1 and 8.6) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the

Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.  BROKERAGE FEES; EXPENSES

9.1. Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2. The Advisor agrees to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2. The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 1.6, 2.6, 5.6, 5.8, 5.9, 9, 10, 14 and 15.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund prior to the Closing Date.

11.2. In addition, either of the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) With respect to a termination by either the Acquired Fund or the Acquiring Fund, of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed by such party at or prior to the Closing Date;

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d) The Board of Trustees of the Acquired Trust or the Acquiring Trust determines that the consummation of the Reorganization is no longer in the best interests of its shareholders.

11.3. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2012, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5. In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that

(a) Sections 9.1, 9.2, 10.1, 11.4, 11.5, 13, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.  TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be ultimately issued and transferred following the Closing and shall not be deemed to be an obligation of the Acquired Fund or the Acquired Trust.

13.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, electronic delivery or certified mail addressed to the Acquired Trust or the Acquired Fund or the Acquiring Trust or the Acquiring Fund at the following addresses:

To the Acquired Trust:
Northern Lights Fund Trust
4020 South 147th Street
Omaha, NE 68137

With a copy (which shall not constitute notice) to:
Thompson Hine LLP
312 Walnut Street, 14th Floor,
Cincinnati, Ohio 45202
Attention: JoAnn M. Strasser

To the Acquiring Trust:
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
1-972-628-4100
With a copy (which shall not constitute notice) to:
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attention: Mary Jo Reilly

15.  MISCELLANEOUS.

15.1. The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

Highland Funds II
On behalf of Highland Trend Following Fund

By:
Name:     [          ]

Title:	[ ]

Northern Lights Fund Trust
On behalf of Incline Capital Trend Following Fund

By:
Name:     [          ]

Title:	[ ]

For purposes of Section 9.2 only:

Highland Funds Asset Management, L.P.

By:
Name:     [          ]

Title:	[ ]

APPENDIX B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the Acquired Fund and Acquiring Fund have adopted the following fundamental investment restrictions that, unless otherwise noted, may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund which, as used in this Appendix B, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

Acquired Fund	Acquiring Fund

Senior Securities
The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Borrowing
The Fund will not borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies; and (iii) the Fund may otherwise borrow money provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Underwriting
The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

Concentration
The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

B-1

Acquired Fund	Acquiring Fund

Lending
The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

Commodities
The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Real Estate
The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

The following are additional investment restrictions of each of the Funds. The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Acquired Trust or the Acquiring Trust, as applicable, without the approval of shareholders.

Margin
The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.	Notwithstanding the Fund’s fundamental investment restriction regarding borrowing, the Fund may purchase securities on margin to the extent permitted by applicable law.

Illiquid Securities
The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	The Fund will not invest more than 15% of its net assets in illiquid investments.

B-2

Pledging
The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	The Fund may not pledge, mortgage or hypothecate assets in excess of 33 1/3% of its total assets.

Investment Companies
The Fund does not have a comparable policy.	The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

Borrowing
The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	The Fund does not have a comparable policy.

Control
The Fund does not have a comparable policy.	The Fund may not invest in companies for the purpose of exercising control or management.

Warrants
The Fund does not have a comparable policy.	The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

For purposes of the investment restriction regarding concentration set forth above, the Acquiring Fund will use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination.

B-3

APPENDIX C

INFORMATION APPLICABLE TO THE ACQUIRING FUND

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

In addition to the Acquiring Fund’s (hereafter the “Fund”) principal investment strategies described earlier in this Prospectus/Proxy Statement, the Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objectives. The Fund is not under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed in the Reorganization SAI. Any reference to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through derivatives and other pooled investment vehicles). There is no limit on the amount of the Fund’s assets that may be invested in below-investment grade debt securities.

Leveraged Investment Techniques and Short Positions

The Fund may employ both leveraged investment techniques as well as short positions, which allows the Fund a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing against up to one third of the Fund’s assets to purchase additional securities for the Fund; and (ii) buying Underlying Funds that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. The portfolio manager will typically utilize Underlying Funds to gain additional (leveraged) market exposure. The Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. The Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to the Fund. The Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

Temporary Defensive Positions.

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, it may not achieve its primary objective of long-term capital appreciation. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest in substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate.

Additional Information.  The Board of Trustees may change any of the foregoing investment policies, including the Fund’s investment objectives without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to a change in the investment objectives.

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) of the Acquiring Trust has overall management responsibility for the Fund. See “Management of the Trust” in the Reorganization SAI for the names of and other information about the Trustees and officers of the Acquiring Trust.

Highland Funds Asset Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“HFAM” or the “Adviser”), serves as the investment adviser to the Fund. The Fund has entered into an investment advisory agreement with HFAM (the “Investment Advisory Agreement”) pursuant to which HFAM either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to HFAM’s general oversight. Additionally, HFAM furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Fund who is HFAM’s affiliate. In return for its advisory and administrative services, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 1.80% of the Fund’s average daily managed assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). HFAM has contractually agreed to reduce its management fee and/or subsidize certain expenses of the Fund through May 31, 2012 to the extent that the annual operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 2.25% with respect to Class A Shares; 2.90% with respect to Class C Shares, 2.40% with respect to Class R Shares, and 1.90% with respect to Class Y Shares. After May 31, 2012, this management fee reduction and/or expense subsidy may be modified or discontinued by HFAM at any time with 14 days’ notice to the Fund. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s initial shareholder report. The Investment Advisory Agreement may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in February 2009, HFAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of May 31, 2011, HFAM had approximately $1 billion in assets under management. HFAM is also the Fund’s administrator. HFAM is controlled by James Dondero by virtue of his share ownership in its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Sub-Adviser

HFAM intends to hire Incline Capital, LLC (“Incline” or “Sub-Adviser”), which is the Acquired Fund’s interim sub-adviser, and prior to May 31, 2011 was the Acquired Fund’s investment adviser, to sub-advise the Fund subject to the approval of the Board of the Acquiring Trust. It is possible, however, that following the Reorganization, HFAM will hire Michiel Hurley, who is the managing member and sole owner of Incline and serves as the Acquired Fund’s portfolio manager, as an employee of HFAM to manage the Fund.

Incline, located at 4790 Caughlin Parkway, Suite 214, Reno, NV 89519, is the investment sub-adviser to the Fund. Subject to the authority of the Trust’s Board, and supervision by HFAM, the Sub-Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices, and restrictions. HFAM will pay a sub-advisory fee to the Sub-Adviser. The Sub-Adviser was established in November 2008 and serves as an investment adviser primarily for investment companies and individual investors. As of the date of this Prospectus/Proxy Statement the Fund is the only account managed by the Sub-Adviser.

Administrator/Sub-Administrator

HFAM provides administration services to the Fund for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. In such capacity,

HFAM generally assists the Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, HFAM has delegated certain administrative functions to BNY Mellon Investment Servicing (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays BNY a portion of the fee it receives from the Fund (0.01%). BNY has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to the Acquiring Trust and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Fund’s Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund. The Fund’s Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. The Acquiring Trust has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. The Acquiring Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding securities of the Fund.

Portfolio Manager

Michiel H. Hurley, CMT, Managing Member of the Sub-Adviser, is the Portfolio Manager for the Fund and is solely responsible for the day-to-day management of the Fund’s portfolio. Mr. Hurley founded the Sub-Adviser in November 2008. Prior to that, he served as a Portfolio Manager with Fusion Asset Management, LLC, where he managed the Fusion Global Long/Short Fund (FGLSX) from its inception in September 2007 to November 2008. He served as Chief Technical Strategist for M.S. Howells & Co. from April 2005 to August 2006, as an independent research provider and consultant from June 2002 to April 2005 and from June 1999 to February 2002 was the Chief Technical Strategist for E*Offering/Sound View Technology Group. From 1986 to 1994 he served as a commissioned officer in the United States Navy, where he flew over 50 combat missions during Operation Desert Storm, earning two Air Medals. Mr. Hurley is a graduate of the University of California, Santa Barbara where he received B.A. degrees in both Business Economics and Chemistry. He is Series 65 licensed and is a Chartered Market Technician (CMT). Mr. Hurley also served as portfolio manager of the Predecessor Fund from its inception.

The Reorganization SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Prior Performance Information

Prior to founding the Sub-Adviser, Mr. Hurley was the portfolio manager of the Fusion Global Long/Short Fund from its inception on September 28, 2007 to November 13, 2008. As of November 13, 2008, that fund, which has a substantially similar objective, policies and strategies as the Fund, had $25 million in net assets. As portfolio manager, Mr. Hurley had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of, that fund for the entire periods presented.

Total returns for the one-year and since inception periods ended September 30, 2008, and for the entire period during which Mr. Hurley managed the Fusion Global Long/Short Fund compared with the performance of the S&P 500 Index were:

	Fusion Global
	Long/Short	S&P 500(R)	EAFE
Total Returns	Fund(a)(b)	Index(c)	Index(d)

Calendar Year to Date (1/1/2008 through 9/30/2008)	2.58%	(19.29)%	(29.26)%
One Year (10/1/2007 through 9/30/2008)	(1.28)%	(21.98)%	(30.50)%
Since Inception (9/28/2007 through 9/30/2008)	(1.24)%	(21.87)%	(30.37)%
Entire Period (9/28/2007 through 11/13/2008)	(2.13)%	(38.81)%	(48.52)%

(a)	Total return reflects changes in share prices and reinvestment of dividends and distributions and is net of all actual fees and expenses incurred by the Fusion Global Long/Short Fund.

(b)	The expense ratio of the Fusion Global Long/Short Fund (excluding underlying fund fees and expenses) was 1.90% for the period while the expense ratio of the Predecessor Fund (excluding underlying fund fees and expenses) was capped at 2.25% through May 31, 2010. Using the estimated expense ratio of the Fund, the Fusion Global Long/Short Fund’s performance portrayed above would be lower.

(c)	The S&P 500(R) Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

(d)	The EAFE Index is an unmanaged, market-value weighted index of common stocks that is considered to be generally representative of the European, Australian, and Far Eastern stock markets.

The performance history of the Fusion Global Long/Short Fund has been calculated in accordance with applicable SEC regulations. Historical performance is not indicative of future performance. Although the Fusion Global Long/Short Fund and the Fund have substantially similar objectives, policies, and strategies, the Fusion Global Long/Short Fund is a separate fund and its historical performance is not indicative of the future performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities and overall market conditions.

Underwriter of the Fund

The Fund’s shares are offered for sale through BNY Mellon Distributors Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds II — Highland Trend Following Fund, P.O. Box 9840, Providence, RI 02940.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures to protect the Fund’s portfolio information and prevent the misuse of that information by third parties. A description of the Fund’s policies and procedures relating to the disclosure of the Fund’s portfolio holdings is available in the Reorganization SAI and on the Fund’s website at www.highlandfunds.com.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Fund (a “Financial Advisor”), or BNY Mellon Investment Servicing (US), Inc., the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HFAM if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.

By check (new account)(1)	For new accounts, send to the Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II — Highland Trend Following Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

Method	Instructions

By check (existing account)(1)	For existing accounts, fill out and return to the Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Funds II — Highland Trend Following Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by HFAM or Highland Capital Management, L.P., an affiliated investment adviser to HFAM, for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, at the address noted below(2) or call (877) 665-1287.

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:

BNY Mellon Investment Servicing (US) Inc. Philadelphia, PA ABA #031-0000-53 FFFC #8615597735 Highland Funds II FBO: Highland Trend Following Fund/[your account number]

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II — Highland Trend Following Fund, at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.

Method	Instructions

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to “Highland Funds II — Highland Trend Following Fund,” P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to “Highland Funds II — Highland Trend Following Fund,” 101 Sabin Street, Pawtucket, RI 02860.

Minimum Investments (for Class A and Class C)

	By Mail	By Wire	Automatic

Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Accounts that fall below the $500 account minimum may be automatically redeemed by the Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments (for Class R and Class Y shares)
(eligible investors only)

	Class R	Class Y

Initial Investment	None	$1 million*
Subsequent Investments	None	None

*	The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y shares.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Shares of the Fund are available for purchase through individual retirement accounts (“IRAs”) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from your investment professional or the Fund.

Purchases in Kind — If You Invest More than $10 Million

Large investments in the Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

The Fund offers four classes of shares — Class A, Class C, Class R and Class Y Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and the manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C and Class R Shares have higher annual operating expenses than Class A and Class Y Share because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and shareholder services fees for Class C Shares and the distribution and shareholder service fees for the Class R Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Distributor for concessions and expenses it pays to Financial Advisors.

The Fund may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your Financial

Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

	Sales Charge
	As a	As a	% of
	% of	% of	Offering Price
	the Public	Your Net	Paid to
Amount Invested**	Offering Price	Investment	Financial Advisor*

Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999,	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†

*	From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

**	Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A shares (for individual investors) or in Class Y shares (for institutional investors).

***	Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

†	For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million; 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I, Highland Funds II, Highland Funds III and the RBB Cash Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HFAM (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay a higher Rule 12b-1 fee than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HFAM related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

Intended purchases of Class C Shares of $1,000,000 or more by investors not eligible for Class Y Shares should be made in Class A Shares. An amount up to 1% of the amount invested in Class C Shares may be paid to Financial Advisors.

Purchasing Class R Shares

Class R Shares have no initial sales charges or CDSC.

Class R Shares are available to investors who invest through programs or platforms maintained by Financial Advisors that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to HFAM (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R Shares.

Although Class R Shares pay a lower Rule 12b-1 fee than Class C Shares, Class R Shares pay a higher Rule 12b-1 fee than Class A Shares.

Trail commissions of up to 0.50% may be paid by the Distributor to Financial Advisors that provide on-going services with respect to Class R Shares.

Purchasing Class Y Shares — Institutional Investors

Class Y Shares have no initial sales charges or CDSC.

Class Y Shares are available to investors who invest through programs or platforms maintained by Financial Advisors, provided that the cost to HFAM (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible investors investing through programs or platforms maintained by Financial Advisors.

Class Y Shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y shares of any Highland Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Fund, with a minimum initial investment of $1 million in the Fund for each such investor.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y shares.

REDEMPTION OF SHARES

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HFAM if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus/ Proxy Statement. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts.  An investor that redeems or exchanges out of (or purchases) the Fund within 30 days of a purchase or exchange into (or redemption out of) the Fund may be restricted from further investing in the Fund or any other Highland Fund or exchanging between Funds, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker- dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HFAM. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HFAM 14) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by HFAM. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies.

Omnibus Accounts with Financial Advisors.  The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it.

Defined Contribution Plans.  Participants in certain defined contribution plans that exchange out of the Fund may be restricted from further exchanging back into the Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including the Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Reservation of Rights to Reject Purchase or Exchange Orders.  The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading.  Despite the efforts of the Fund and the Distributor to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.

Risks of Disruptive Trading.  Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require the Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require the Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

To the extent the Fund invests in foreign securities, it may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time).

Redemption Fee.  A 2% redemption fee is charged on redemptions of shares of the Fund that are redeemed (either by selling the shares or exchanging into another Highland Fund) within two moths of purchase (either by buying the shares or exchanging into the Highland Funds), subject to certain exceptions. Shares of the Fund held for more than two months are not subject to this 2% redemption fee. To discourage shareholders from engaging in disruptive trading in the Fund, and to offset brokerage commissions, market impact, and other costs associated with disruptive trading, a 2% redemption fee is charged on redemptions of shares of the Fund. This fee is paid to the Fund, not to HFAM or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to redemption of shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through systematic withdrawal plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its transfer agent or indirectly through an Financial Advisor.

The 2% redemption fee will also be imposed on investments made through Financial Advisors in certain omnibus accounts that are not exempt as described above.

Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account

(“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Funds II — Highland Trend Following Fund,” P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Fund’s website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another series of Highland Funds I, Highland Funds II or Highland Funds III or the RBB Cash Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Method	Instructions

Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds II, except Highland Money Market Fund II (currently, Highland U.S. Equity Fund, Highland Core Value Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Global Equity Fund, Highland International Equity Fund, Highland Fixed Income Fund, Highland Government Securities Fund, Highland Short-Term Government Fund, Highland Tax-Exempt Fund, and Highland Total Return Fund) or the Retail Class of shares of Highland Money Market Fund II, and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such Fund’s current minimum investment account requirement. Read the Fund’s Prospectus carefully before investing.

Shareholders of the Fund also may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (currently, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund) (“Highland Funds I”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in Highland Funds I into which you wish to exchange your shares, you will need to exchange at least $5,000 ($50 for individual retirement accounts) of Fund shares in order to satisfy Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund’s current minimum investment account requirements and at least $2,500 ($50 for individual retirement accounts) of Fund shares in order to satisfy Highland Floating Rate Opportunities Fund’s current minimum investment account requirement. Call (877) 665-1287 for the applicable Highland Funds I prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “RBB Cash Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the RBB Cash Fund is currently $1,000. Call (877) 665-1287 for the RBB Cash Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund and the RBB Cash Fund may exchange their shares for shares of the same class of any series of Highland Funds II Funds at the relative daily NAVs per share. If the shares of the Fund or any Participating Fund (other than the RBB Cash Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the RBB Cash Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the RBB Cash Fund and will be calculated without regard to the holding time of the RBB Cash Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Distribution and Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class C, Class R and Class Y Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class C, Class R and Class Y Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, HFAM and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer (“Asset-Based Payments”). Each of HFAM and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. HFAM and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in HFAM’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. Each of HFAM and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HFAM and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HFAM may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Fund.

Distribution and Shareholder Service Fee Rates

	Highland Trend Following Fund
	Distribution	Service
	Fee	Fee

Class A	0.10%	0.25	%*
Class C	0.75%	0.25%
Class R	0.25%	0.25	%*
Class Y	None	None

*	The 0.25% fee paid under the Rule 12b-1 plan may be used for distribution and/or shareholder service expenses.

DIVIDENDS AND DISTRIBUTION

The Fund pays dividends from net investment income and distributions from net capital gains once each year. Unless you instruct the Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or distributions. The Fund reserves the right to pay dividends from net investment income and distributions from net capital gains (net of applicable withholding taxes, if any) to non-U.S. residents in a check mailed to them.

The Fund is subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Fund may pay dividends from net investment income and distribute net capital gains more frequently.

TAXATION

Tax issues can be complicated. We suggest you consult your tax advisor for any questions you may have.

Except for investments made through tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates regardless of how long you have owned your shares. Certain dividends paid to individuals currently may qualify to be taxed at long-term capital gain rates if the necessary holding periods are satisfied. Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. (These lower rates for long-term capital gains and qualified dividends are currently scheduled to sunset after 2012.) Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term depending upon how long you held those shares, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that you received on the shares (and a similar recharacterization rule will apply to the extent you have received dividends taxable at long-term capital gain rates that exceed certain statutory thresholds). Additionally, any loss realized on a disposition of shares of the Fund may disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within the 61 day period beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. If you exchange shares for the same class of another series of Highland Funds I, Highland Funds II, Highland Funds III, the RBB Cash Fund or any other Participating Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

If you buy shares of the Fund when the Fund has accumulated income or realized capital gains but has not yet distributed the income or gains shortly before the ex-dividend date, you will be “buying a dividend” by paying the full price for shares of the Fund but may receive part of the purchase price back in the form of a taxable distribution. To avoid “buying a dividend”, you should check the Fund’s distribution schedule prior to investing. You are responsible for any tax liabilities generated by your transaction.

Taxes on Transactions

Redemptions (including exchanges) may result in capital gains or losses for federal income tax purpose. A capital gain or loss on your investment is generally the difference between the cost basis of your shares and the proceeds you receive upon sale.

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

Backup Withholding

If you do not provide complete and certified taxpayer identification information or are subject to withholding by the Internal Revenue Service for prior failure to properly include reportable interest or dividends on your return, the Fund is obligated by law to withhold 28% of taxable Fund distributions and the proceeds from redemption of Fund shares.

State and Local Taxes

You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Additional Information

Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Fund.

Net Asset Value (NAV)

The NAV per share of Fund’s Class A, Class C, Class R and Class Y Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board of Trustees. The value of the Fund’s investments is generally determined as follows:

1. Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

2. Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

3. Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

4. All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for Class A Shares. The Fund is the successor to the Predecessor Fund and it is anticipated that following the Reorganization it will carry forward the historic performance and financial statements of the Predecessor Fund. Certain information reflects the financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP, the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report to shareholders dated January 31, 2011 which is available upon request. As of the date of this prospectus, Class C, Class R and Class Y Shares of the Fund have not commenced operations.

	Year Ended	Period Ended
	January 31, 2011	January 31, 2010**

Net Asset Value, Beginning of Period	$10.58	$10.00

Increase From Operations:
Net investment loss(a)	(0.13)	(0.14)
Net gain from securities (both realized and unrealized)	0.78	0.76

Total from operations	0.65	0.62

Distributions to shareholders from:
Net realized gains	(0.05)	(0.04)

Net Asset Value, End of Period	$11.18	$10.58

Total Return(b)	6.13%	6.19%
Ratios/Supplemental Data
Net assets, end of period (000s)	$24,471	$26,254
Ratio of expenses to average net assets, before reimbursement	2.79%	3.72	%(c)
net of reimbursement(d)	2.25%	2.25	%(c)
Ratio of net investment loss to average net assets	(1.24)%	(1.54	)%(c)
Portfolio Turnover Rate	213%	626%

**	The Fund commenced operations on March 31, 2009.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data per period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Annualized.

(d)	Does not include expenses of investment companies in which the Fund invests.

Appendix D

Comparison of Organizational Documents and Governing Law

Acquired Fund	Acquiring Fund

General
The Acquired Fund is a series of Northern Lights Fund Trust. The trust was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009. The trust is also governed by its By-Laws and by applicable Delaware law.	The Acquiring Fund is a series of Highland Funds II. Highland Funds II was established as a Massachusetts business trust by a Declaration of Trust dated August 10, 1992, as amended. Highland Funds II is also governed by its By-Laws and by applicable Massachusetts law.

Shares
The beneficial interest in the Northern Lights Fund Trust shall at all times be divided into shares, all without par value. The number of shares authorized is unlimited. The Board of Trustees may authorize the division of shares into separate and distinct series and the division of any series into separate classes of shares. The different series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different series and classes shall be fixed and determined by the Board of Trustees without the requirement of shareholder approval.

Shareholders of any series shall be entitled to receive dividends and distributions when, if, and as declared. No share shall have any priority or preference over any other share of the same series or class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Northern Lights Fund Trust or of such series or class. All dividends and distributions shall be made ratably among all shareholders of a particular class of series from the trust property held with respect to such series according to the number of shares of such class of such series held of record by such shareholders on the record date for any dividend or distribution. Shareholders shall have no preemptive or other right to subscribe to new or additional shares or other securities issued by the Northern Lights Fund Trust or any series.
The beneficial interest in Highland Funds II shall at all times be divided into shares, with a par value of $0.001 per share. The number of shares authorized is unlimited. The Board of Trustees may authorize the division of shares into separate and distinct series and the division of any series into separate classes of shares. The different series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different series and classes shall be fixed and determined by the Board of Trustees without the requirement of shareholder approval. All dividends and distributions shall be made ratably among all shareholders of a particular class of series. Shares shall not entitle the holder to preference, preemptive appraisal, conversion or exchange rights, except as the Trustees may determine with regard to any series of shares.

Acquired Fund	Acquiring Fund

Shareholder Quorum
Except when a larger quorum is required by applicable law, by the By-Laws or by Northern Lights Fund Trust’s Agreement and Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33 1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders’ meeting of such series or class.	The holders of record of thirty percent (30%) of the outstanding shares of Highland Funds II or a series thereof present in person or by proxy shall constitute a quorum at any meeting of the shareholders of the trust or a series thereof. If such quorum shall not be present or represented at any meeting of shareholders, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote at such meeting shall be present.

Voting Rights and Requirements
Holders of shares of the Acquired Fund are entitled to one vote for each full share held and fractional votes for fractional shares. All shares of the Northern Lights Fund Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of the trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the trust’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

The Acquired Fund shareholders, by a vote of the majority of the outstanding shares, must approve the reorganization of the Acquired Fund with the Acquiring Fund. For this purpose, the term “majority of the outstanding shares” means the vote of: (i) 67% or more of the Acquired Fund’ shares present at a meeting, if more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the Acquired Fund ’s outstanding shares, whichever is less.
Holders of shares of Highland Funds II are entitled to one vote for each whole share held and proportionate fractional votes for fractional shares. All shares of Highland Funds II entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of Highland Funds II to be voted in the aggregate without differentiation between the separate series or classes, then all of Highland Funds II’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Acquired Fund	Acquiring Fund

Shareholder Meetings
Meetings of the shareholders may be held within or outside the State of Delaware. Meetings of the shareholders of the Northern Lights Fund Trust or a series may be called by the Board of Trustees, Chairman of the Board or the President of the Northern Lights Fund Trust for any lawful purpose. Special meetings of the shareholders of the trust or any series shall be called by the Board of Trustees, Chairman or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. Whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Northern Lights Fund Trust or the mailing of such materials to such shareholders of record, subject to any rights provided to the trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days notice of any meeting.	Meetings of the shareholders may be within or outside The Commonwealth of Massachusetts. Meetings may be called by the President of Highland Funds II, and shall be called by the President or the Secretary at the request, in writing or by resolution of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of Highland Funds II, or series or class as applicable, entitled to vote at such meeting. Shareholders are entitled to notice of meetings at least ten (10) days and no more than ninety (90) days prior to the meeting.

Shareholder Action by Written Consent
Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.	Any action which may be taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consents are filed with the records of the meetings of shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of shareholders.

Acquired Fund	Acquiring Fund

Record Dates
For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees of Northern Lights Fund Trust may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting. If the Board of Trustees does not so fix a record date: (a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days next preceding to the day on which the meeting is held; (b) the record date for determining shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the seventy-fifth (75th) day before the date of such other action, whichever is later.	For purposes of determining the shareholders entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may fix in advance , as a record date, a date not more than ninety (90) or less than ten (10) days prior to the date of any meeting of shareholders or distribution or other action, for the determination of the persons to be treated as shareholders of record for such purposes, except for dividend payments, which shall be governed by Highland Funds II’s prospectuses and statements of additional information as in effect from time to time.
For the purpose of determining the shareholders of any series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees of Northern Lights Fund Trust may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the shareholders of such series or class having the right to receive such dividend or distribution.

Acquired Fund	Acquiring Fund

Election and Term of Trustees
The number of Trustees constituting the Northern Lights Fund Trust’s Board may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Northern Lights Board, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The Northern Lights Board, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Northern Lights Board or remove any Trustee with or without cause. The shareholders may elect Trustees, including filling any vacancies in the Northern Lights Board, at any meeting of shareholders called by the Northern Lights Board for that purpose. A meeting of shareholders for the purpose of electing one or more Trustees may be called by the trust or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. Each Trustee shall serve during the continued lifetime of the Northern Lights Fund Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Northern Lights Funds Trust or to a meeting of the Board. Except to the extent expressly provided in a written agreement with the Northern Lights Funds Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.	The number of Trustees constituting the Highland Funds II Board may be fixed from time to time by resolution approved by a majority of the Highland Funds II Board, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The Highland Funds II Board, by written instrument signed by a majority of the Trustees, may fill vacancies in the Highland Funds II Board of Trustees. Trustees may be removed with cause by the action of a majority of the remaining Trustees or by action of a majority of the outstanding shares of beneficial interest of Highland Funds II at a duly called meeting. Except for the filling of vacancies, Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders on a date fixed by the Trustees. Except in the event of resignation or removal, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

Acquired Fund	Acquiring Fund

Shareholder Liability
Shares shall be deemed to be personal property giving to shareholders only the rights provided in the Northern Light Fund Trust’s Agreement and Declaration of Trust and under applicable law. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. Neither the Northern Lights Fund Trust nor the Trustees, nor any officer, employee or agent of the trust, shall have any power to bind personally any shareholder, nor, except as specifically provided herein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. All shares when issued on the terms determined by the Northern Lights Board shall be fully paid and nonassessable. As provided in the Delaware Statutory Trust Act, shareholders of the Northern Lights Fund Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.	No shareholder shall be subject to any personal liability whatsoever to any person in connection with the trust property or the acts, obligations or affairs of Highland Funds II. Highland Funds II shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder, out of the trust property, for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Acquired Fund	Acquiring Fund

Liability of Trustees
To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act, the Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Northern Lights Fund Trust; any investment adviser or principal underwriter of the trust; or with respect to each Trustee, the act or omission of any other Trustee or officer, respectively. The Northern Lights Fund Trust, out of the trust property, shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee of the trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee of the Northern Lights Fund Trust, whether or not such person is a Trustee at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Northern Lights Fund Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person ’s office.	No Trustee or agent of Highland Funds II shall be liable to the trust, its shareholders, or to any shareholder, Trustee or agent thereof for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every person who is, or has been, a Trustee of Highland Funds II shall be indemnified by Highland Funds II to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee; provided, however, no indemnification shall be provided hereunder to a Trustee: (i) against any liability to Highland Funds II by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith; or (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in a payment by a Trustee, unless there has been a determination that such Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a court or other body approving the settlement, or based upon a review of readily available facts by a vote of the majority of the non-interested Trustees acting on the matter or written opinion of independent legal counsel.

Acquired Fund	Acquiring Fund

Reorganization
A majority of the Northern Lights Board may cause the Northern Lights Fund Trust to sell, convey and transfer all or substantially all of the assets of the trust, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Northern Lights Fund Trust to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another series of the trust, shares of such other series ) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as such phrase is defined in the 1940 Act, of that series. Following such sale, conveyance and transfer, the Northern Lights Board shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various series the assets associated with which have so been sold, conveyed and transferred) ratably among the shareholders of the series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such series ); and if all of the assets of the trust have been so sold, conveyed and transferred, the trust shall be dissolved.	Highland Funds II or any series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the trust property or trust property allocated or belonging to such series upon such terms and conditions and for such consideration when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of a majority of the shares of Highland Funds II or such series, provided, however, that any such merger consolidation, sale. lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Applicable Law
The Northern Lights Fund Trust’s Agreement and Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended. The trust shall be a Delaware business trust pursuant to the Delaware Statutory Trust Act, and without limiting the provisions hereof, the trust may exercise all powers which are ordinarily exercised by such a business trust.	Highland Fund II’s Declaration of Trust is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision thereof shall be subject to an construed according to the laws of the Commonwealth of Massachusetts.

The foregoing is only a summary of material rights of shareholders of the Acquired Fund and the Acquiring Fund under their respective trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

PART B
Highland Funds II

STATEMENT OF ADDITIONAL INFORMATION

September 2, 2011

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Incline Trend Following Fund	Highland Trend Following Fund
(the “Acquired Fund”)	(the “Acquiring Fund”)
(a series of Northern Lights Fund Trust)	(a series of Highland Funds II)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated September 2, 2011 (the “Prospectus”) relating specifically to the Special Meeting of Shareholders of the Acquired Fund which is scheduled to be held on September 23, 2011. A copy of the Prospectus may be obtained upon request and without charge by writing to the Acquiring Fund, c/o Highland Funds Asset Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240, or by calling 877-665-1287. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

General Information:

This SAI and the Prospectus/Proxy Statement are related to the proposed acquisition of all of the assets of the Acquired Fund by the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Such assets and liabilities of the Acquired Fund are proposed to be exchanged for Class A Shares of the Acquiring Fund having an aggregate value equal to the net asset value of the Acquired Fund’s Class A Shares as of the Valuation Date. At the effective time of the reorganization, the Acquired Fund will distribute the Class A shares of the Acquiring Fund to each holder of the Acquired Fund’s Class A shares in an amount equal in value to the shareholder’s Acquired Fund shares as of the closing date in complete liquidation of the Acquired Fund (collectively, the “Reorganization”). The Reorganization is expected to occur in accordance with the terms of the Agreement and Plan of Reorganization.

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1) Statement of Additional Information dated June 1, 2011 with respect to the Acquired Fund (previously filed on EDGAR, Accession No. 0000910472-11-000817).

(2) The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2011 with respect to the Acquired Fund (previously filed on EDGAR, Accession No. 0000910472-11-000524). No other parts of the Annual Report are incorporated herein by reference.

Pro Forma Financial Statements

Pro forma financial information has not been prepared for the Reorganization of the Acquired Fund into the Acquiring Fund because the Acquired Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The Acquiring Fund (hereinafter the “Fund”) is a non-diversified series of Highland Funds II (the “Trust”), an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended. The Fund will offer four classes of shares: Class A, Class C, Class R and Class Y. As of the date of this SAI, the Fund has not yet commenced operations. The Fund expects to commence operations upon the completion of the Reorganization. Financial and performance information included herein is that of the Acquired Fund (hereinafter the “Predecessor Fund”).

Highland Funds Asset Management, L.P. (“HFAM”), which is the current investment adviser of Predecessor Fund, appointed by the Board of Trustees of Northern Lights Fund Trust (the “Predecessor Trust”) on an interim basis, is the investment adviser to the Fund. HFAM intends to hire Incline Capital, LLC (“Incline Capital” or the “Sub-Adviser”), which is the Predecessor Fund’s current sub-adviser, appointed by the Board of the Acquired Trust on an interim basis, and which, prior to May 31, 2011, was the Predecessor Fund’s investment adviser, to sub-advise the Fund subject to approval of the Board of Trustees Highland Funds II. It is possible, however, that following the Reorganization, HFAM will hire Michiel Hurley, who is the managing member and sole owner of Incline Capital and currently serves as the Predecessor Fund’s portfolio manager, as an employee of HFAM to manage the Fund.

The principal investment objective of the Fund is not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of the Fund. Shareholders will be given at least 60 days’ prior written notice of any change in the Fund’s investment objective. Certain investment restrictions of the Fund are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of the Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that the Fund will achieve its investment objectives. Investors should not consider the Fund alone to be a complete investment program. The Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of the Fund. The different types of securities, investments, and investment practices used by the Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates.

The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. Despite gains in some markets after steep declines during certain periods of 2009, negative conditions and price declines may return unexpectedly and dramatically. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models.

Recent Regulatory Developments.

On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law. The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading by depository institutions and their holding companies, 10) imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisers, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking. The Dodd-Frank Act is comprehensive financial reform legislation, that significantly impacts the regulation of depository institutions and their holding companies. Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be further developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

The investment objective of the Fund is long-term capital appreciation with capital preservation as a secondary objective. The Fund is managed based on signals generated by the Incline Capital Smart Switch IndexTM. The Incline Capital Smart Switch IndexTM is a “technically weighted” index which means that it assigns a greater or lesser importance to asset classes based on signals derived from their price trends. The Fund primarily invests in exchange traded funds (“ETFs”) which represent these broad asset classes as opposed to securities representing the debt or equity of individual companies. These ETFs invest primarily in (1) U.S. and foreign equity securities; (2) U.S. Government fixed income securities; (3) commodities; and (4) the U.S. dollar. ETFs are investment companies that seek to track the performance of securities indices or baskets of securities.

Supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies is provided below. The Fund is not obligated to pursue the following strategies or techniques and does not represent that these strategies or techniques are available now or will be available at any time in the future. The Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objectives.

The following tables summarize the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of HFAM and subject to approval by the Board. Percentage figures refer to the percentage of the Fund’s assets that may be invested in accordance with the indicated technique.

Highland Trend Following Fund

Borrowing	33.33%
Repurchase Agreements	Yes
Restricted and Illiquid Investments	Yes
Purchasing and Writing Securities Options	Yes
Purchasing and Writing Securities Index Options	Yes
Futures Contracts and Options on Futures Contracts	Yes
Forward Currency Transactions	Yes
Debt Securities	Yes
Below-Investment Grade Debt Securities (“Junk Bonds” or High Yield Securities)	Yes
Foreign Securities	Yes
When- Issued, Forward and Delayed Delivery Securities	Yes
Lending Portfolio Securities	Yes
Rule 144A Securities	Yes
Depositary Receipts	Yes
Securities of Other Investment Funds	Yes
Floating and Variable Rate Instruments	Yes
Mortgage Related Securities including CMOs	Yes
Short Sales	Yes
Interest Rate, Currency and Index Swaps	Yes

Equity Securities.  Equity securities in which the Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities.  The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Fund may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Money Market Instruments.  The types of money market instruments in which the Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, and (vii) repurchase agreements.

The Fund may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Fund are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by the Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent it is necessary or appropriate for the Fund to look through to that collateral.

The Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by the Fund may be rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of the Fund in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions.  During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of the Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, the Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. The Fund may also hold cash under circumstances where the liquidation of the Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that the Fund holds cash, it may not achieve its investment objectives.

Cash.  includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations.  Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund also may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The Fund may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Debt Instruments.  A debt instrument held by the Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of the Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Ratings as Investment Criteria.  The ratings of nationally recognized statistical ratings organizations (“NRSROs”) such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Fund, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by the Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Certain Investment-Grade Debt Obligations.  Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Bonds”).  The Fund is authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”) without limit. Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund’s net asset value.

Repurchase Agreements and Reverse Repurchase Agreements.  The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. There is no limit on the amount of the Fund’s assets that may be invested in repurchase agreements. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, the Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of the Fund are monitored on an ongoing basis by the Sub-Adviser, subject to HFAM’s supervision, to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser, subject to HFAM’s supervision, also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. When the Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

The Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian. A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Investments.  The Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, the Fund may invest up to 15% of its assets in “illiquid investments”. Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by the Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage-related securities and securities subject to restrictions on resale the Sub-Adviser, subject to HFAM’s supervision, has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that HFAM or the Sub-Adviser deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities.  The Fund may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to the Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. The Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors HFAM’s and each Sub-Adviser’s implementation of the standards and procedures.

When-Issued, Forward Commitment and Delayed-Delivery Securities.  To secure prices or yields deemed advantageous at a particular time, the Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. The Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of the Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued, forward commitment or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in the Fund’s net asset value.

When the Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Smaller Capitalization Companies.    Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree to changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities.  Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

American Depositary Receipts.  The Fund may invest in securities of foreign issuers in the form of American Depository Receipts (“ADRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

Currency Exchange Rates.  The Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries/Emerging Market Countries.  Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities.  The Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of the Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. The Fund will retain the right to all interest and dividends payable with respect to the loaned securities. If the Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing the Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, the Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral.

If the Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “DIVIDENDS, DISTRIBUTIONS AND TAXES — Taxation of U.S. Shareholders” below). When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, HFAM or the Sub-Adviser will use its reasonable efforts to recall the loaned securities. HFAM and the Sub-Adviser disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies.  The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, exchange traded funds and exchange traded notes (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), or (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser and Sub-Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies.  The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser and Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds.  The majority of exchange traded funds (“ETFs”) are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs.  The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Purchasing Put and Call Options on Securities.  The Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. The Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of the Fund. In addition, the premiums paid by the Fund in purchasing options on securities, options on securities indices and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing.  The Fund may write covered put and call options on securities. The Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Fund will write only options that are covered. A call option written by the Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Fund is expected to purchase only call or put options issued by the Clearing Corporation. HFAM and the Sub-Adviser expect that the Fund will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Fund in the over-the-counter market.

The Fund may realize a profit or loss upon entering into closing transactions. When the Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for the Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

The Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by the Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Securities Index Options.  The Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Fund with such option writing authority may write only covered options. The Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by the Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. The Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that the Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options.  The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions.  The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the

Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts.  The Fund may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the over-the-counter market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment adviser to the registered investment company claims an exclusion from regulation as a commodity pool operator. In connection with the management of the Fund, HFAM and the Sub-Adviser have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continue to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by the Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Although the Trust intends that the Fund enters into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions.  The Fund may hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. The Fund also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that the Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, the Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then, current exchange rate. The Trust may also be able to negotiate such an offset on behalf of the Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to the Fund.

In hedging a specific portfolio position, the Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Sub-Adviser.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a registered investment company under the Code for a given year.

In entering into forward currency contracts, the Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of the Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the Fund will be able to utilize these contracts effectively for the intended purposes.

Interest Rate Swaps, Currency Swaps and Index Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by the Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if swaps were not used.

Mortgage Related Securities.  The Fund may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. The Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Fund’s net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage related securities (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund’s invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, the Fund limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Floating and Variable Rate Instruments.  The Fund may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Fund may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established by the Sub-Adviser, subject to HFAM’s supervision, for the purchase of debt securities. The Sub-Adviser, subject to HFAM’s supervision, consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Short Sales.  The Fund’s investment strategy entails making short sales on securities in its portfolio representing up to 50% of the Fund’s net assets. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Trust’s custodian or a designated sub-custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. The dollar amount of short sales may not exceed 50% of the net assets of the Fund at any time.

Certain Investment Techniques, Derivatives Risk and Leverage Risk.  When the Sub-Adviser of the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

PORTFOLIO HOLDINGS

The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisors and affiliated persons of the Fund and (ii) clients of HFAM or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund, HFAM, the Sub-Adviser or any other person for these disclosures. A list of the entities that will receive the Fund’s portfolio holdings information on such basis, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it will be disclosed is provided below:

Company	Frequency	Lag

MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end

The largest five portfolio holdings are posted to the Trust’s website on a monthly basis. In addition, certain service providers to the Fund, HFAM, Sub-Adviser, Transfer Agent (as defined herein) or Underwriter (as defined herein), such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, Transfer Agent and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, HFAM, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of the entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and HFAM, the Sub-Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Fund’s top five holdings also are posted on the Fund’s website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 8 through 13 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions

1. The Fund will not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund will not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

4. The Fund will not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions

8. The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

9. The Fund may not invest in companies for the purpose of exercising control or management.

10. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

11. The Fund will not invest more than 15% of its net assets in illiquid investments.

12. The Fund may not pledge, mortgage or hypothecate assets, except as permitted by the 1940 Act.

13. Notwithstanding fundamental investment restriction on borrowing, the Fund may purchase securities on margin to the extent permitted by applicable law.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above, other than the 15% limitation on illiquid investments and the limitation on borrowing, apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 3 above, the Fund will use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination.

Other Information.

The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental and non-fundamental investment restrictions by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

Notwithstanding non-fundamental investment restriction number 13 above, currently applicable law and Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof generally prohibit the Fund from purchasing securities on margin. Section 12(a)(1) of the 1940 Act grants the SEC the authority to regulate investment companies’ purchase of securities on margin. Purchases on margin are limited by the SEC staff’s interpretation that the obligation of an investment company to repay borrowed funds in a margin arrangement is a senior security and, therefore, limited by section 18(f) of the 1940 Act. For purposes of non-fundamental investment restriction number 13 above, the purchase of corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the portfolio manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of the Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available when seeking best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager does not take into account a broker or dealer’s promotional or sales efforts on behalf of the Fund.

In addition, the investment advisory agreement between the Trust and HFAM relating to the Fund, authorizes HFAM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which HFAM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of the Fund may be useful to HFAM in servicing the Fund as well as all of HFAM’s accounts and not all of these services may be used in connection with the Fund. Consistent with limits established by the Federal securities laws, the Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Predecessor Fund over the past two fiscal years. Variations in the amount of brokerage commissions paid by the Fund from year to year may result from changing asset levels, market conditions or changes in HFAM’s outlook.

	Fiscal Year Ended	Fiscal Year Ended
Fund	January 31, 2011	January 31, 2010

Predecessor Fund	$16,570	$11,904

Prior to May 31, 2011, Incline Capital was the investment adviser to the Predecessor Fund.

The Fund did not pay any brokerage commissions to affiliated brokers during the previous two fiscal years or periods.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when HFAM or the Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever HFAM or the Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period

The following table provides the portfolio turnover rates for the Predecessor Fund over the past two fiscal years or periods.

	Portfolio Turnover for	Portfolio Turnover for
Fund	Period Ended 1/31/11	Period Ended 1/31/10

Predecessor Fund	213%	626%

Prior to May 31, 2011, Incline Capital was the investment adviser to the Fund.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Funds Asset Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

Number of
				Portfolios in		Experience,
		Term of Office	Principal	Highland	Other	Qualifications,
		and	Occupation(s)	Fund Complex	Directorships/	Attributes, Skills for
Name and	Position(s)	Length of Time	During	Overseen by	Trusteeships	Board
Age	with Each Fund	Served	Past Five Years	Trustee(1)	Held	Membership

INDEPENDENT TRUSTEES
Timothy K. Hui (Age 63)	Trustee	Indefinite Term; Trustee since 2011.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	22	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

				Number of
				Portfolios in		Experience,
		Term of Office	Principal	Highland	Other	Qualifications,
		and	Occupation(s)	Fund Complex	Directorships/	Attributes, Skills for
Name and	Position(s)	Length of Time	During	Overseen by	Trusteeships	Board
Age	with Each Fund	Served	Past Five Years	Trustee(1)	Held	Membership

Scott F. Kavanaugh (Age 50)	Trustee	Indefinite Term; Trustee since 2011.	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	22	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.
James F. Leary (Age 81)	Trustee	Indefinite Term; Trustee since 2011.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	22	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.
Bryan A. Ward (Age 56)	Trustee	Indefinite Term; Trustee since 2011.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	22	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Number of
				Portfolios in		Experience,
		Term of Office	Principal	Highland	Other	Qualifications,
		and	Occupation(s)	Fund Complex	Directorships/	Attributes, Skills for
Name and	Position(s)	Length of Time	During	Overseen by	Trusteeships	Board
Age	with Each Fund	Served	Past Five Years	Trustee(1)	Held	Membership

INTERESTED TRUSTEE
R. Joseph Dougherty(2) (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2011	Team Leader of Highland Capital Management, L.P. (a registered investment adviser affiliated with HFAM) (“HCM”) since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	22	None	Positions and experience at HFAM and HCM; continuing service as President and Chief Executive Officer of the Trust; significant executive and financial experience.

	Position(s)	Term of Office and	Principal Occupation(s)
Name and Age	with Each Fund	Length of Time Served	During Past Five Years

OFFICERS
R. Joseph Dougherty (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of HCM since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

	Position(s)	Term of Office and	Principal Occupation(s)
Name and Age	with Each Fund	Length of Time Served	During Past Five Years

Brian Mitts (Age 40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of HCM since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.
Ethan Powell (Age 36)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of HCM since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.
Matthew S. Okolita (Age 30)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of HCM and Cummings Bay Capital Management, L.P. (a sub-adviser) since May 2010; Chief Compliance Officer of Highland Capital Management Europe, LTD. (an FSA registered adviser) and certain other investment advisers affiliated with the Adviser since June 2010; Compliance Manager of HCM from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.

(1)	The “Highland Fund Complex” consists of all of the registered investment companies advised by HFAM and HCM (a registered investment adviser affiliated with HFAM) as of the date of this SAI.

(2)	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HFAM and HCM.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Fund and those Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. The following table sets forth the aggregate compensation anticipated to be paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) by the Fund and the total compensation anticipated to be paid to each of the Trustees by the Highland Fund Complex for the Trust for the period ending September 30, 2011 and the other funds in the Highland Fund Complex (the “Funds”) for the same period.

		Pension or
		Retirement		Total
		Benefits	Estimated	Compensation
	Aggregate	Accrued as	Annual	from the
	Compensation	Part of the	Benefits	Highland
	From the	Funds’	Upon	Funds
Name of Trustee	Trust	Expense	Retirement	Complex

Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$23,500	$0	$0	$93,750
Scott F. Kavanaugh	$23,500	$0	$0	$93,750
James F. Leary	$23,500	$0	$0	$93,750
Bryan A. Ward	$23,500	$0	$0	$93,750

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

Role of the Board, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HFAM, the Sub-Adviser, and the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. The Board believes that Mr. Dougherty’s roles as both Chairman of the Board and President and Chief Executive Officer of the Trust facilitates communications between HFAM and the Board and helps to enhance the remaining Trustees’ understanding of the operations of HFAM and the Trust. Mr. Dougherty is an “interested person” of the Trust (an “Interested Trustee”) because of his position with HFAM. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward (effective as of February 18, 2011). The Audit Committee met three times during the fiscal year ending September 30, 2010. Mr. Kavanaugh acts as the Chairman of the Audit Committee.

Nominating Committee.  The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust.

Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward (effective as of February 18, 2011). During the fiscal year ending September 30, 2010, the members of the Nominating Committee, previously called the Governance Committee, met in executive sessions with their independent legal counsel two times to address governance-related matters. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Litigation Committee.  The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust, the Adviser and the Sub-Adviser, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or Sub-Adviser or another client of the Adviser or Sub-Adviser, as applicable. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee was not formed until after, and therefore did not meet during, the fiscal year ending September 30, 2010. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC was not formed until after, and therefore did not meet during, the fiscal year ending September 30, 2010. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) HFAM’s role in the operation of the Trust’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Dougherty’s additional role with HFAM, which enhances the Board’s understanding of the operations of HFAM.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HFAM, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HFAM, the Sub-Adviser and other service providers, including reports regarding the investment portfolios of the Fund and each other fund of the Trust, the compliance of the Fund and each other fund of the Trust, with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund and each other fund of the Trust, with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund and each other fund of the Trust, to receive reports regarding the management of the applicable fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Funds Complex as of December 31, 2010.

Highland
	Trend	Aggregate Dollar Range of Equity Securities
	Following	Owned in All Funds Overseen by Trustee
Name of Trustee	Fund	in the Highland Fund Complex*

Interested Trustee
R. Joseph Dougherty	None	Over $	100,000
Independent Trustees
Timothy K. Hui	None		$1 — $10,000
Scott F. Kavanaugh	None		$10,001 — $50,000
James F. Leary	None		$10,001 — $50,000
Bryan A. Ward	None		$1 — $10,000

*	The “Highland Fund Complex” consists of all registered investment companies advised by HFAM and HCM as of the date of this SAI.

Trustee Positions

As of December 31, 2010, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser, Sub-Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Fund, HFAM and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund, HFAM and the Sub-Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Adviser

HFAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). HFAM is under common control, and shares personnel, with HCM, an experienced and established adviser that specializes in credit and special situation investing. As of June 30, 2011, HFAM managed $996 million in registered investment companies and HCM managed $23 billion in leveraged loans, high-yield bonds, structured products and other assets for banks, insurance companies, hedge funds, pension plans, foundations and high-net-worth individuals, of which approximately $3 billion was managed in registered investment companies (i.e., the Highland Funds). The personnel responsible for management and administration of the Highland Funds advised by HCM also will be responsible for the management and administration of the Fund. HFAM’s principal office address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

HFAM is controlled by its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. Mr. Dondero is not an officer, director or employee of HFAM. The address of both Strand Advisors XVI, Inc. and James Dondero is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Investment Advisory Agreement

HFAM serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, HFAM, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, Highland also provides certain administration services to the Fund. See “Administrator/Sub-Administrator” below.

HFAM will carry out its duties under the Investment Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HFAM, HFAM shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Investment Advisory Fee

Under the Investment Advisory Agreement with the Fund, HFAM is entitled to receive a monthly fee, computed and accrued daily, at the annual rate of 1.80% of the Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial average).

The Predecessor Fund paid advisory fees at the annual rate of 1.80% of the Predecessor Fund’s average daily net assets. During the fiscal year ended January 31, 2011 and the fiscal period March 31, 2009 through January 31, 2010, the Predecessor Fund paid Incline Capital (Incline Capital was then serving as investment adviser to the Fund) advisory fees of $428,396 and $137,770, respectively. During the fiscal year and fiscal period, Incline Capital waived advisory fees of $128,631 and $112,272, respectively.

Investment Sub-Adviser

The Investment Advisory Agreement permits HFAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of HFAM’s responsibilities under the

Investment Advisory Agreement. In this event, HFAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. HFAM intends to hire Incline Capital to sub-advise the Fund subject to approval of the Board of the Trust. It is possible, however, that following the Reorganization, HFAM will hire Michiel Hurley, who is the managing member and sole owner of Incline Capital and currently serves as the Predecessor Fund’s portfolio manager, as an employee of HFAM to manage the Fund.

Sub-Adviser

Incline Capital is registered as an investment adviser under the Advisers Act and is located at 4790 Caughlin Parkway, Suite 214, Reno, NV 89519. Incline Capital was established in November 2008 and is owned and controlled by Michiel H. Hurley. Pursuant to a loan and security agreement dated May 31, 2011 (“Agreement”) between HFAM and Michiel Hurley, HFAM loaned Mr. Hurley the funds to effect the purchase of the membership units of a former partner in Incline Capital. Under the terms of the Agreement, HFAM, at its discretion, may forgive the note and accrued interest in exchange for a 70% equity interest of Incline Capital.

Incline Capital serves as an investment adviser primarily for investment companies and individual investors. Prior to May 31, 2011, Incline Capital served as investment adviser to the Predecessor Fund. Effective May 31, 2011, Incline Capital serves as investment sub-adviser to the Predecessor Fund, appointed by the Board of Predecessor Trust on an interim basis. The Predecessor Fund is the only account managed by the Sub-Adviser.

Under the Sub-Advisory Agreement, Incline Capital will be compensated by HFAM out of the advisory fees HFAM receives from the Fund. Incline Capital will be entitled to receive from HFAM, a monthly fee, computed and accrued daily, at the annual rate of 0.90% of the Average Daily Managed Assets of the Fund.

Investment Sub-Advisory Agreement

The Sub-Advisory Agreement with Incline will not assignable and may be terminated without penalty by either the Sub-Adviser or HFAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Sub-Adviser. The Sub-Advisory Agreement will provide that the Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreement will also provide that the Sub-Adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Securities Activities of HFAM and the Sub-Adviser

Securities held by the Fund also may be held by other funds or separate accounts for which HFAM and/or the Sub-Adviser act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HFAM and/or the Sub-Adviser for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other client of HFAM and/or the Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HFAM and/or the Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HFAM and/or the Sub-Adviser (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which HFAM and/or the Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HFAM and/or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for the Fund.

Portfolio Manager — Other Accounts Managed

The following table identifies for the Fund: (i) the portfolio manager identified in the Prospectus who is primarily responsible for the day-to-day management of the Fund, (ii) the number of registered investment companies managed by the portfolio manager on a day-to-day basis (excluding the Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of the Fund’s securities owned by the Fund’s portfolio manager, if any. All information is provided as of January 31, 2011.

Dollar Range of
Fund
	Other Registered	Other Pooled		Securities
Portfolio Manager	Investment Companies	Investment Vehicles	Other Accounts	Owned

Michiel H. Hurley	None.	None.	None.	None.

Conflicts of Interest — HFAM and Incline Capital

Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between the Fund and other accounts. HFAM and Incline Capital have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

HFAM

HFAM and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, HFAM and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, HFAM and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

HFAM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HFAM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HFAM furnishes advisory services to numerous clients in addition to the Fund, and HFAM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to HFAM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HFAM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HFAM recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that HFAM, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HFAM may refrain from rendering any advice or services concerning securities of companies of which any of HFAM’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HFAM or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HFAM includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

HFAM, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HFAM will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HFAM will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While HFAM does not believe there will be frequent conflicts of interest, if any, HFAM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between HFAM’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of HFAM and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HFAM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Incline Capital

Incline Capital may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g. collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Incline Capital makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When Incline Capital has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Incline Capital may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, Incline Capital has the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently received preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Portfolio Manager — Compensation

Set forth below is a description of the structure of, and methods used to determine, portfolio manager compensation at Incline Capital.

Mr. Hurley draws a base salary from the Sub-Adviser, based on assets under management in the Fund. He is also a 100% owner of the Sub-Adviser and will participate in business profits accordingly. Currently no deferred compensation or retirement plans have been established, nor is there a bonus plan.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies to HFAM, in accordance with HFAM’s proxy voting policies and procedures (“Proxy Policy”). Upon HFAM’s recommendation after reviewing the proxy policies of the Sub-Adviser, the Board has delegated the responsibility for voting proxies to the Sub-Adviser for the Fund.

HFAM and the Sub-Adviser’s proxy voting policies and procedures will be presented to the Board annually. HFAM and the Sub-Adviser will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

Incline’s HFAM’s proxy voting policy is attached as Appendix B. The Sub-Adviser’s proxy voting policy is attached as Appendix C.

The Predecessor Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to BNY Mellon Distributors Inc. (the “Distributor”) at the rates set forth below for the Fund:

	Distribution Fee	Service Fee

Class A	0.10%	0.25	%*
Class C	0.75%	0.25%
Class R	0.25%	0.25	%*
Class Y	None	None

*	The 0.25% paid under the Rule 12b-1 plan may be used for distribution and/or shareholder service expenses.

The Distributor may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Distributor may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Distributor for each share class under the Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Distributor and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under the Plan, the Trust pays the Distributor, with respect to the Fund: (1) for shareholder servicing (and for Class A and Class R shares — distribution services) provided to Class A, Class C and Class R shares of the Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class C and Class R shares of the Fund, respectively; (2) for distribution services provided to Class A Shares of the Fund, an annual fee of 0.10% of the value of the average daily net assets of the Fund; (3) for distribution services provided to Class C shares of the Fund an annual fee of 0.75% of the value of the average daily net assets of the Fund; and (4) for distribution services provided to Class R shares of the Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to the Class R shares of the Fund. These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may return to their stated levels, at any time, without prior notice.

Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Independent Trustees”). The Plans may not be amended to increase materially the amount of the fees paid under the Plan with respect to the Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to the Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

In addition, HFAM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with HFAM, the Distributor or the Fund (“Financial Advisors”) for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with HFAM. Payments may relate to selling and/or servicing activities, such as: access to an Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer the Fund as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisors to recommend the purchase of the Fund over another mutual fund or another investment option.

HFAM does not direct the Fund’s portfolio securities transactions, or provide any brokerage-related remuneration to, broker-dealers for promoting or selling Fund shares.

HFAM and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. HFAM and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Fund to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with HFAM) may have a conflict of interest in selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Predecessor Trust adopted a Distribution Plan for the Predecessor Fund’s Class A Shares (the “12b-1 Plan”) pursuant to which Class A Shares of the Fund were authorized to pay fees to the Predecessor Fund’s distributor for providing distribution and/or shareholder services to the Fund. Under the 12b-1 Plan, Class A Shares of the Predecessor Fund paid an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the average net assets of Class A Shares as compensation for the Predecessor Fund’s distributor providing account maintenance and distribution services to shareholders.

During the fiscal year ended January 31, 2011 and the fiscal period March 31, 2009 (commencement of operations) through January 31, 2010, the Predecessor Fund paid $59,500 and $19,135, respectively, in distribution related fees pursuant to the 12b-1 Plan. For the fiscal year and fiscal period indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal
Year Ended January 31, 2011

Total Dollars Allocated

Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$12,407
Payment to dealers	$47,093
Compensation to sales personnel	$0
Other	$0

Total	$59,500

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal
Period Ended January 31, 2010

Total Dollars Allocated

Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	$19,135
Compensation to sales personnel	None
Other	None

Total	$19,135

Custodian

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, is the custodian for the Fund. The Bank of New York Mellon is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Bank of New York Mellon does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Fifth Third Bank served as Custodian for the Predecessor Fund.

Administrator/Sub-Administrator

HFAM will provide administration services, executive and other personnel necessary to administer the Fund and will furnish office space to the Fund. HFAM will receive a monthly administration fee from the Fund, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. The Fund pays all expenses other than those paid by HFAM, including but not limited to printing and postage charges and securities registration and custodian fees. Under a separate sub-administration agreement, HFAM will delegate certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania 19406, and will pay BNY a portion of the fee it receives from the Fund (0.01% of average gross assets). BNY has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund.

Gemini Fund Services, LLC, (“GFS”) served as the administrator to the Predecessor Fund. For the services rendered to the Fund by GFS, the Predecessor Fund paid GFS a fund administration fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Predecessor Fund also paid GFS for any out-of-pocket expenses. For the fiscal year ended January 31, 2011 and fiscal period March 31, 2009 through January 31, 2010, the Predecessor Fund paid GFS administration fees of $35,333 and $26,667, respectively.

Transfer Agent and Dividend Paying Agent

BNY Mellon Investment Servicing (US) Inc., located at P.O. Box 9840, Providence, Rhode Island 02940, serves as the transfer agent of the Fund’s investments. As transfer agent, BNY Mellon Investment Servicing (US) Inc. is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Fund. For its services, BNY Mellon Investment Servicing (US) Inc. receives monthly fees charged to the Fund, plus certain charges for securities transactions.

GFS served as the Transfer Agent to the Predecessor Fund.

Distributor

BNY Mellon Distributors Inc., located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Fund’s statutory underwriter and facilitates the distribution of the Fund’s shares. The Distributor will use all reasonable efforts in connection with distribution of shares of the Fund.

Northern Lights Distributors, LLC served as the Distributor to the Predecessor Fund.

Certain Affiliations

The Fund, HFAM and HCM are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HFAM. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

In addition to the affiliation with NexBank, the Fund and HFAM are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HFAM. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HFAM (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which the Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

With respect to the Fund, the Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HFAM and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Class A Shares.  Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent of a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any contingent deferred sales charges (“CDSC”) paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Distributor or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

Class C Shares.  Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Fund uses the shares with the lowest CSDC to fill your redemption requests.

Class C shares do not convert to Class A shares after a specified period of time.

Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.

Class R Shares.  Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Trail commissions of up to 0.50% may be paid to Financial Advisors that provide on-going services with respect to Class R shares.

Class Y Shares.  Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, Class R and Class Y shares of the Fund are currently available to clients and customers of Financial Advisors as provided above. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HFAM or the Distributor and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Distributor. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HFAM or the Distributor.

CDSCs

A CDSC payable to the Fund is imposed on certain redemptions of Class A and Class C shares of the Fund, however effected. Class A and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A or Class C shares at the time of purchase or (2) the net asset value of the Class A or Class C shares at the time of redemption. The CDSC on Class A and Class C shares is 1% for redemptions only during the first year after purchase and Class A and Class C shares have no automatic conversion feature.

In determining the applicability and rate of any CDSC to a redemption of shares of the Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death.  CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3. Death of a trustee.  CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4. Returns of excess contributions.  CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5. Qualified Retirement Plans.  CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends of the Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by the Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

Dividends attributable to the net investment income of the Fund are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by the Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

The Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of the Fund’s net investment income and distributions of the Fund’s net capital gains more frequently than stated above.

Taxation of the Fund and Its Investments

The following is a summary of the federal taxation of the Fund and its investments and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect.

The Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for the Fund to elect to be treated as a regulated investment company under Subchapter M of the Code and to continue to qualify as a regulated investment company each year. If the Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (collectively, the “90% distribution requirement”),

(which the Trust intends the Fund to do), then under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (including dividends derived from capital gains or interest on tax-exempt obligations) to the extent of the Fund’s available earnings and profits.

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of the Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly-traded partnerships.”

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, the Fund generally must distribute in a timely manner the sum of (1) 98.2% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years.

The Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Investment income received by the Fund from sources within foreign countries, or capital gains earned by the Fund’s investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not yet known. The Trust intends that the Fund seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if the Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. If the Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The Fund’s transactions in foreign currencies, forward contracts, options contracts and futures contracts are subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark-to-market” certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement or result in the imposition of excise tax.

For example, foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

In addition, if the Fund invests in certain payment-in-kind securities, zero coupon obligations or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) it must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

The Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any foreign currency, forward contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

As of January 31, 2011, the Predecessor Fund had capital loss carryforwards as indicated below. The capital loss carryforwards of the Predecessor Fund are available to offset the Fund’s future capital gains realized prior to the expiration of the applicable carryforwards to the extent provided in the Code and regulations thereunder. Under recently enacted legislation, capital losses sustained in future taxable years will not expire and may be carried over by the Fund without limitation.

Expiration Dates
Amount	January 31,

$31,446	2019

Taxation of U.S. Shareholders

The following is a summary of certain Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of the Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Distributions by the Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly reported by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks an securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for long-term capital gains rates and such a dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in his or her Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

The Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received dividend income during the taxable year that otherwise qualifies for the deduction; capital gain dividends distributed by the Fund are not eligible for the dividends received deduction. In order to constitute an eligible qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also report the portion of any distribution that is eligible for the dividends received deduction in a written notice to shareholders. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from the Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of the Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire eligible dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of “extraordinary dividends” (as described above) received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s tax basis for his or her shares. Since the Trust expects the Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. Federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of the Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of the Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of the Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss unless certain conditions are met. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the Internal Revenue Service (“IRS”). Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax at a rate of 28% (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

PRINCIPAL SHAREHOLDERS

The following persons are the only persons known by the Predecessor Trust to hold of record more than 5% of the outstanding shares of any class of the Predecessor Fund as of August 4, 2011.

	Amount of	Percent
Name and Address of Record Owner	Ownership	of Class

Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94104-4122	303,780.4	37.14%

As of August 4, 2011, the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the Predecessor Fund’s outstanding shares.

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”). Currently, there are 16 funds in the Trust, of which 12 are publicly offered. Prior to February 22, 2011, the Trust was known as the GE Funds.

In the interest of economy and convenience, physical certificates representing shares of the Fund are not issued. BNY Mellon Asset Servicing maintains a record of each shareholder’s ownership of shares of the Fund.

Shareholder Liability.  Massachusetts law provides that shareholders of the Fund may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of the Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Fund in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Fund.

Shareholder Rights and Voting.  When issued, shares of the Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate the Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the fund or classes of a fund, in which case only shares of the affected funds or classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual fund. Normally, no meetings of shareholders of the funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel.  Ropes & Gray LLP serves as counsel for the Trust.

Independent Registered Public Accountants.  KPMG LLP serves as independent registered public accountants for the Fund.

FINANCIAL STATEMENTS

The audited financial statements and the related report of Tait, Weller & Baker, LLP, an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Predecessor Fund dated January 31, 2011 are hereby incorporated by reference. No other part of the Annual Report is incorporated by reference.

The Trust will furnish, without charge, a copy of the Predecessor Fund’s Annual Report, upon request to the Trust at P.O. Box 9840, Providence, RI 02940, (800) 242-0134.

APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1 (and any sub-categories and gradations thereof indicating relative standing) is the highest commercial paper rating assigned by S&P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Services, Inc. employs the rating F-1 (and any sub-categories and gradations thereof indicating relative standing) to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1 categories.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA — This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB — Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC — Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

A-2

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligation Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds — Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

A-3

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

A-4

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

A-5

APPENDIX B

HIGHLAND FUNDS ASSET MANAGEMENT, L.P.

PROXY VOTING POLICY

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring.  The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting.  The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines.  In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest.  If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes.  The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping.  Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

      1 For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES
OF THE SUB-ADVISER
PROXY VOTING GUIDELINES FOR
Incline Capital, LLC

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. For example, if voting a proxy in accordance with these guidelines will have an effect contrary to Incline Capital, LLC’s (the “Adviser”) desire to maximize shareholder value, then the Adviser may vote contrary to these guidelines.

A. Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members’ terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding “fair price” provisions;

f. Proposals regarding “poison pill” provisions; and

g. Permitting “green mail”.

2. Providing cumulative voting rights.

3. “Social issues,” unless specific client guidelines supersede.

B. Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2. Election of directors recommended by management, except if there is a proxy fight.

3. Date and place of annual meeting.

4. Limitation on charitable contributions or fees paid to lawyers.

5. Ratification of directors’ actions on routine matters since previous annual meeting.

6. Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

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The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7. Limiting directors’ liability

8. Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

9. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

10. Employee Stock Purchase Plan

11. Establish 401(k) Plan

C. Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the client. These matters include:

1. Pay directors solely in stocks

2. Eliminate director mandatory retirement policy

3. Rotate annual meeting location/date

4. Option and stock grants to management and directors

5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D. Proxies issued by Underlying Investment Companies

Incline Capital Trend Following Fund (the “Fund”), a series of the Northern Lights Fund Trust, pursues its investment goals in part by investing in other investment companies (“Underlying Funds”) that are not affiliated with the Fund. As such, the Fund is required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. In particular, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Fund is voted, or in accordance with instructions received from Portfolio shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. All proxies received from Underlying Funds will be reviewed to ensure proper voting. After properly voted, the proxy materials are placed in a file maintained by the Adviser for future reference.

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PROXY CARD FOR INCLINE CAPITAL TREND FOLLOWING FUND Proxy for a Special Meeting of Shareholders — September 23, 2011 This Proxy is solicited on behalf of the Board of Trustees of the Incline Capital Trend Following Fund (the “Fund”) for the Special Meeting of Shareholders (the “Meeting”) The undersigned hereby appoints R. Joseph Dougherty, Brian Mitts and Ethan Powell, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. Eastern time, on September 23, 2011, at the offices of the Fund’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or how to provide instructions regarding your vote, please contact our proxy information line toll-free at 1-800-370-1749. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 23, 2011 The proxy statement for this meeting is available at: www.proxyonline.us/docs/inclinecapitaltff.pdf PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT — DO NOT DETACH MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. Please see the instructions below if you wish to vote by MAIL. Please vote today! Note: Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person. Shareholder sign here Date Joint owner sign here Date IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. INCLINE CAPITAL TREND FOLLOWING FUND

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots! Remember to sign and date the reverse side before mailing in your vote. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT — DO NOT DETACH TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN Approval of the Agreement and Plan of Reorganization by and among Highland Funds II, on behalf of the Highland Trend Following Fund (the “Acquiring Fund”), Northern Lights Fund Trust, on behalf of the Incline Capital Trend Following Fund (“Acquired Fund”), and, for purposes of Section 9.2 only, Highland Funds Asset Management, L.P., which provides for the acquisition of the assets of the Acquired Fund in exchange for Class A shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Acquired Fund in connection with the reorganization. THANK YOU FOR VOTING